Exhibit 4.5.1

Supplemental Agreement No. 1 (“SA-1”)

to

Purchase Agreement No. 3256

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Relating to Boeing Model 787-916/787-816 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 22 day of  March of 2010, (hereinafter called “Supplemental Agreement” or “SA-1”by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called “Boeing”), and LAN Airlines S.A., a Chilean corporation (hereinafter called “Customer”);

WITNESSETH:

WHEREAS, the parties entered into that certain Purchase Agreement No. 3256, dated as of October 29, 2007 relating to the purchase and sale of Boeing Model 787-916 and Model 787-816 aircraft (hereinafter referred to as "Aircraft") which agreement, including all tables, exhibits, supplemental exhibits and specifications thereto, together with all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement and as such purchase agreement may be amended or supplemented from time to time, is hereinafter called the "Purchase Agreement;"

WHEREAS, the parties have agreed to accelerate the delivery of ten (10) Model 787-8 aircraft, substitute four (4) aircraft from 787-916 to 787-816 and substitute three (3) 767-316ER to 767-316F freighter aircraft, and

WHEREAS, Customer has selected Rolls Royce Engines for its 787 Aircraft, and

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1.	Accelerated and Substitute Aircraft

1.1.           Ten (10) 787-816 Aircraft are accelerated as shown in the chart below (Accelerated Aircraft).  Two (2) Accelerated Aircraft are delivering in 2011 (2011 Aircraft).  The remaining eight (8) Accelerated Aircraft are delivering in 2012 and 2013 (2012-2013 Aircraft)

Serial Numbers	Original Delivery Month	Accelerated Delivery Month
38464	October 2013	April 2011
38475	November 2013	June 2011
38472	November 2015	May 2012
38473	April 2016	June 2012
38484	June 2016	August 2012
38476	July 2016	2Q2013
38477	August 2016	3Q2013
38478	September 2016	3Q2013
38479	November 2016	4Q2013
38480	October 2016	4Q2013

1.2.           Four (4) Aircraft are substituted from 787-916 Aircraft to 787-816 Aircraft as shown in the chart below (Substitute Aircraft)

Serial Numbers	Original Delivery Month	New Delivery Month
38460	June 2014	2Q2017
38462	August 2014	2Q2017
38463	September 2014	3Q2017
38465	October 2014	3Q2017

2.	Engine Selection.

Customer has selected Rolls Royce Engines for its Accelerated Aircraft.  Sections of the Purchase Agreement related to GENX engines no longer apply to the Accelerated Aircraft.

3.	Table of Contents.

The “Table of Contents” to the Purchase Agreement is revised to reflect the changes made by this Supplemental Agreement 1 (SA-1).  The revised Table of Contents is attached hereto.

4.	Articles.

4.1.           Article 2 is deleted in its entirety and replaced by the following:

“The scheduled months of delivery of the Aircraft are listed in the attached Tables. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.”

4.2.           Article 3, paragraph 3.1 is deleted in its entirety and replaced by the following:

“3.1 Aircraft Basic Price.  The Aircraft Basic Price is listed in the Tables and is subject to escalation.”

4.3.           Article 3, paragraph 3.2 is revised to add a sentence at the end of the paragraph as follows:

“[***].”

4.4.           Article 5, paragraph 5.1 is revised to delete in the first sentence the words “Table 1 ROLLS and Table 1 GENX” and replace them with the words “The Tables” and to delete the last sentence of the paragraph.

5.	Tables.

The Aircraft information Tables are revised a) to revise Table 1-ROLLS 787-916 to delete the Substitute Aircraft; b) to revise Table 1-ROLLS 787-816 to delete the Accelerated Aircraft; c) to add Table 2 for the 2011 Aircraft, d) to add Table 3 for the 2012-2013 Aircraft and e) to add Table 4 for the Substitute Aircraft.  The revised and new Tables are attached hereto and identified with the SA-1 legend.

6.	Exhibits and Supplemental Exhibits.

6.1           Exhibit A1, Aircraft Configuration relating to 2011 Aircraft is added to the Purchase Agreement to provide the configuration for the 2011 Aircraft.  Exhibit A1 is attached hereto.  Exhibit A continues to provide the Aircraft configuration for the 787-8 Aircraft with deliveries beginning in 2012.

6.2.          Supplemental Agreement BFE2, Buyer Furnished Equipment Variables for the 2012-2013 Aircraft, attached hereto, is added to the Purchase Agreement.  Supplemental Agreement BFE1 no longer applies to the Accelerated Aircraft.

7.	Letter Agreements.

7.1          Letter Agreement 3256-01, Spare Parts Initial Provisioning.  The Initial Provisioning Meeting for the Accelerated Aircraft will be held in March 2010 rather than the 30 months prior to delivery as called out in paragraph 2.2 of Letter Agreement 3256-01.

7.2          Letter Agreement 3256-02, Boeing Model 787 Open Configuration Matters.

 7.2.1.  The 2011 Aircraft configuration is finalized at the time SA-1 is signed.  Therefore, except for paragraphs 1.2.4 and 1.2.5, Letter Agreement 3256-02, Boeing Model 787 Open Configuration Matters does not apply to the 2011 Aircraft.  Master changes may still be processed in accordance with Boeing standard processes.

 7.2.2.  Letter Agreement 3256-02 continues to apply to the remainder of the Aircraft except as revised by Supplemental Exhibit BFE2, paragraphs 1 and 2 for the 2012-2013 Aircraft.  The final configuration of the 2012-2013 Aircraft must be finalized by December 8, 2010.

7.3.          Letter Agreement 6-1162-ILK-0310 entitled “Special Matters” is revised to add the economic considerations for the 2011 Aircraft.  The revised Letter Agreement 6-1162-ILK-0310R1 is attached hereto.

7.4.           [***].

7.5.           [***].

7.6            [***] revised in accordance with paragraph 3.1.4 to delete the existing Table A and replace it with a Table A dated February 2010.  [***] Agreement “Table 1” is defined to include Tables 2, 3 and 4 which address the Accelerated and Substitute Aircraft.  Table A dated February 2010 is attached hereto.

7.7.           [***].

7.8           Letter Agreement 6-1162-ILK-0316, Aircraft Model Substitution.  Customer may substitute the Substitute Aircraft back to 787-816 Aircraft in accordance with the provisions of Letter Agreement 6-1162-ILK-0316.

7.9.          Letter Agreement 6-1162-ILK-0323, Special Matters Customer Support Document.  For the Accelerated Aircraft the Planning Conferences called out in paragraph 1 revising CS1 Part 1, Art. 2.1 and Part 3, item 2 will be held in March 2010.

7.10.        Letter Agreement 6-1162-ILK-0326, Special Matters Customer 787 Fleet does not apply to the Accelerated Aircraft.

7.11.           Letter Agreement 6-1162-KSW-6446 entitled “Aircraft Performance Guarantees for the 787-816 2011 Aircraft” is added to the Purchase Agreement.  The Letter is attached hereto.

7.12.           [***].

7.13.           [***].

7.14.           [***].

8.	[***].
[***]

9.	[***].

[***].

10.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Supplemental Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Supplemental Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 10 of the Special Matters Letter Agreement 6-1162-ILK-0310R1, Customer will not disclose this Supplemental Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.
THE BOEING COMPANY		LAN AIRLINES S.A.

By:		By:
	Ms Kathie Weibel		Mr. Roberto Alvo

Its	Attorney-In-Fact	Its:	Sr. Vice President Strategic
Planning & Corporate Development

By:
Mr. Alejandro de la Fuente

		Its:	Chief Financial Officer

	ARTICLES	SA NUMBER
1.	Quantity, Model and Description	SA-1 pg 2
2.	Delivery Schedule	SA-1 pg 2
3.	Price	SA-1 pg 3
4.	Payment
5.	Additional Terms	SA-1 pg 3

TABLE
1-ROLLS	787-916 Aircraft Information Table	SA-1 pg 11
1-GENX	787-916 Aircraft Information Table
1-ROLLS	787-816 Aircraft Information Table	SA-1 pg 12
1-GENX	787-816 Aircraft Information Table

Table 2	Aircraft Information Table for 2011 Aircraft	SA-1 pg 13

Table 3	Aircraft Information Table for 2012-2013 Aircraft	SA-1 pg 14

Table 4	Aircraft Information Table for Substitute Aircraft	SA-1 pg 15

EXHIBIT
A 787-916	Aircraft Configuration
A 787-816	Aircraft Configuration	SA-1 (Art 6.1), pg 4
A1 787-816	Aircraft Configuration for 2011 Aircraft	SA-1 pg 17
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	Buyer Furnished Equipment Variables
BFE2	Buyer Furnished Equipment Variables for Accelerated Aircraft	SA-1 pg 20

CS1	Customer Support Document
Attachment A to the Customer Support Document

	SUPPLEMENTAL EXHIBITS, continued	SA NUMBER
EE1. ROLLS	Engine Escalation And Engine Warranty
EE1. GENX	Engine Escalation And Engine Warranty
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
3256-01	787 Spare Parts Initial Provisioning	SA-1(Art 7.1), pg 4
3256-02	Open Configuration Matters	SA-1(Art 7.2), pg 4
3256-03	787 e-Enabling Letter Agreement
3256-04	787 Spare Parts Commitment
6-1162-ILK-0310R1	Special Matters	SA-1 pg 24
6-1162-ILK-0310R1	[***]
6-1162-ILK-0310R1	[***]
6-1162-ILK-0310R1	[***]
6-1162-ILK-0310R1	[***]
6-1162-ILK-0311	787 AGTA Terms Revisions
6-1162-ILK-0312	Promotional Support
6-1162-ILK-0313	EULA Special Matters
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	SA-1(Art 7.8), pg 5
[***]	[***]
[***]	[***]
6-1162-ILK-0318	Alternate Engine Selection	SA-1(Art 2), pg2
[***]	[***]
[***]	[***]	[***]
[***]	[***]
6-1162-ILK-0321	Demonstration Flight Waiver
6-1162-ILK-0322	AGTA Article 8.2 Insurance; Warranty Coverage & Exhibit B Matters for Certain Boeing Model 787-9 Aircraft Leased from International Lease Finance Corporation by LAN Airlines S.A.

	LETTER AGREEMENTS, continued	SA NUMBER
6-1162-ILK-0323	Special Matters Customer Support	SA-1(Art 7.9), pg 5
6-1162-ILK-0324	Special Matters Warranty
6-1162-ILK-0325	NOT USED in the Purchase Agreement
6-1162-ILK-0326	Special Matters Customer 787 Fleet	SA-1(Art 7.10), pg 5
6-1162-ILK-0326	Attachment 1, Relevant Dates for First Aircraft
6-1162-ILK-0326	Attachment 2, Covered Aircraft
6-1162-ILK-0327	Performance Guarantees 787-916/-816
[***]	[***]	[***]
6-1162-ILK-0329	Extended Operations (ETOPS) Matters
[***]	[***]
[***]	[***]
6-1162-KSW-6446	Performance Guarantees 787-816 2011 Aircraft	SA-1 pg 67
[***]	[***]	[***]
[***]	[***]	SA-1 pg 113
[***]	[***]	SA-1 pg 128

Table 1 Rev 1
787-916 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	[***]	Detail Specification:	787B1-4102-B (7/9/2007)
Engine Model/Thrust:	TRENT1000-J	[***]	Airframe Price Base Year/Escalation Formula:	Jul-06		Non-Standard
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	Jul-06		787 ECI-MFG CPI Eng
Optional Features:		[***]	Airframe Escalation Data:
Sub-Total of Airframe and Features:		[***]	Base Year Index (ECI):		180.3
Engine Price (Per Aircraft):		[***]	Base Year Index (CPI):		195.4
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Engine Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:		[***]	Base Year Index (ECI):		180.300
Catalog Selected In Flight Entertainment (IFE) Estimal		[***]	Base Year Index (CPI):		195.400
Refundable Deposit/Aircraft at Proposal Accept:		[***]

						Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
	Number of	3% Escalation				***	***	***	***
Delivery Date	Aircraft	Factor (Airframe)	[***]	[***]	***	***	***	***	***
May-2012	1	[***]	[***]	[***]	***	***	***	***	***
Jul-2012	1	[***]	***	***	***	***	***	***	***
Oct-2012	1	[***]	***	***	***	***	***	***	***
Nov-2012	1	[***]	***	***	***	***	***	***	***
Total:	4				***	***	***	***	***

LAN PA 3256, SA-1		3-2010
45876-2f.TXT	Boeing Proprietary	Page 1

Table 1R1
787-816 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	***	Detail Specification:	787B1-4102-B (7/9/2007)
Engine Model/Thrust:	TRENT1000-A	***	Airframe Price Base Year/Escalation Formula:	Jul-06		Non-Standard
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	Jul-06		787 ECI-MFG CPI Eng
Optional Features:		***	Airframe Escalation Data:
Sub-Total of Airframe and Features:		***	Base Year Index (ECI):		180.3
Engine Price (Per Aircraft):		***	Base Year Index (CPI):		195.4
Aircraft Basic Price (Excluding BFE/SPE):		***	Engine Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:		***	Base Year Index (ECI):		180.300
Catalog Selected In Flight Entertainment (IFF) Estimate:		***	Base Year Index (CPI):		195.400
Refundable Deposit/Aircraft at Proposal Accept:		***

	Number				Escalation Estimate	Advance Payment Per Aircraft (Amis. Due/Mos. Prior to Delivery):
Delivery	of			Manufacturer	Adv Payment Base	***	***	***	***
Date	Aircraft	***	***	Serial Number	Price Per A/P		***	***	***
Jun-2013	1	***	***	38461	***		***	***	***
Aug-2013	1	***	***	38468	***	***	***	***	***
May-2015	1	***	***	38481	***	***	***	***	***
Jun-2015	1	***	***	38483	***	***	***	***	***
Jul-2015	1	***	***	38469	***	***	***	***	***
Aug-2015	1	***	***	38470	***	***	***	***	***
Sep-2015	1	***	***	38471	***	***	***	***	***
Oct-2015	1	***	***	38466	***	***	***	***	***
Total:	8				***	***	***	***	***
						***

LAN PA 3256, SA-1
45875-2f.TXT	Boeing Proprietary	3-2010

Table 2
Aircraft Delivery, Description, Price and Advance Payments for 2011 Aircraft

Airframe Model/MTOW:	787-8	***	Detail Specification:	787B1-4102-B (7/9/2007)
Engine Model/Thrust:	TRENT1000-A	***	Airframe Price Base Year/Escalation Formula:	Jul-06		Non-Standard
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	Jul-06		787 ECI-MFG CPI Eng
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Engine Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:		***	Base Year Index (ECI):		180.300
Seller Purchased Equipment (SPE) Estimate:		***	Base Year Index (CPI):		195.400
Thales IFE Fixed Price		***
Proposal Acceptance Deposit		***

		***	***	Aircraft	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	***	***	Serial	***	***	***	***	***
Date	Aircraft	***	***	Numbers	***	***	***	***	***
Apr-2011	1	***	***	38464	***	***	***	***	***
Jun-2011	1	***	***	38475	***	***	***	***	***
Total:	2

***
***

LAN PA 3256, SA-1		3-2010
LAN- 53257-1F.TXT	Boeing Proprietary	Page 1

Table 3 To
SA-1
Aircraft Delivery, Description, Price and Advance Payments (2012-2013 Aircraft)

Airframe Model/MTOW:	787-8	***	Detail Specification:	787B1-4102-B (7/9/2007)
Engine Model/Thrust:	TRENT1000-A	***	Airframe Price Base Year/Escalation Formula:	Jul-06		Non-Standard
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	Jul-06		787 ECI-MFG CPI Eng
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Engine Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:		***	Base Year Index (ECI):		180.300
Seller Purchased Equipment (SPE) Estimate:		***	Base Year Index (CPI):		195.400

Deposit/Aircraft at Proposal Acceptance:		***

		***	***		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	***	***		Adv Payment Base	***	***	***	***
Date	Aircraft	***	***		Price Per A/P	***	***	***	***
May-2012	1	***	***	38472	***	***	***	***	***
Jun-2012	1	***	***	38473	***	***	***	***	***
Aug-2012	1	***	***	38484	***	***	***	***	***
May-2013*	1	***	***	38476	***	***	***	***	***
Aug-2013*	1	***	***	38477	***	***	***	***	***
Aug-2013*	1	***	***	38478	***	***	***	***	***
Nov-2013*	1	***	***	38479	***	***	***	***	***
Nov-2013*	1	***	***	38480	***	***	***	***	***
Total:	8

***	***

***

LAN PA 3256, SA-1		3-2010
53190-1F.TXT	Boeing Proprietary	Page 1

Table 4
787-816 Substitute
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8	***	Detail Specification:	787B1-4102-B (7/9/2007)
Engine Model/Thrust:	TRENT 1000-A	***	Airframe Price Base Year/Escalation Formula:	Jul-06		Non-Standard
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	Jul-06		787 ECI-MFG CPI Eng
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***
Aircraft Basic Price (Excluding BFE/SPE):		***	Engine Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:		***	Base Year Index (ECI):		180.300
Seller Purchased Equipment (SPE) Estimate:		***	Base Year Index (CPI):		195.400

Deposit at Proposal Acceptance:		***

		***	***		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	***	***	Serial	Adv Payment Base	***	***	***	***
Date	Aircraft	***	***	Numbers	Price Per A/P	***	***	***	***
2Q2017	1	***	***	***	***	***	***	***	***
2Q2017	1	***	***	***	***	***	***	***	***
3Q2017	1	***	***	***	***	***	***	***	***
3Q2017	1	***	***	***	***	***	***	***	***
Total:	4

***		***
***		***
***		****

LAN PA 3256, Sa-1		2-2010
53215-1F.TXT	Boeing Proprietary	Page 1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

787-816 Exhibit A1 to Purchase Agreement Number 3256
[***]

AIRCRAFT CONFIGURATION

Dated February 2010

relating to

BOEING MODEL 787-816 AIRCRAFT

The Detail Specification for the [***]
 will be Boeing Detail Specification DO19E001LAN88P-38464 and DO19E001LAN88P-38475, respectively.  Such Detail Specification will be comprised of Boeing Configuration Specification 787B1-4102-B dated as of the 9th of July of 2007 as amended to incorporate the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW).  As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options.  The Aircraft Basic Price reflects and includes all effects of such Options except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment.

Exhibit A1	BOEING PROPRIETARY	4/19/2011-12:13 AM

CR	Title	*** ***
0110B750A60	MAJOR MODEL 787 AIRPLANE	**
0110B750A62	MINOR MODEL 787-8 AIRPLANE	***
0130C921F65	LAN - INTERIOR ARRANGEMENT - 262 PASSENGERS	**
0220C513M19	TYPE CERTIFICATION AND EXPORT CERTIFICATION OF AIRWORTHINESS	***
0222C513M21	ALTERNATE FORWARD CENTER-OF-GRAVITY VALUES	***
0228C512A10	FLIGHT CREW OPERATIONS MANUAL DATA IN COMPLIANCE WITH FAA	***
0228C513M24	AIRPLANE FLIGHT MANUAL DATA	***
0352C512A14	CUSTOMIZED LOADING SCHEDULE FOR WEIGHT AND BALANCE CONTROL -ALIGNMENT CHART LOADING	***
0360D121A11	MISCELLANEOUS WEIGHT COLLECTOR	***
1110D104A01	EXTERIOR COLOR SCHEME AND MARKING - LAN AIRLINES	***
1130C513M25	LEASING/OWNERSHIP NAMEPLATES	**
1130D104A03	INTERIOR PASSENGER COMPARTMENT PLACARDS AND MARKINGS	***
2154C512B72	FORWARD CARGO COMPARTMENT AIR-CONDITIONING SYSTEM	**
2170C512A18	FLIGHT DECK HUMIDIFICATION SYSTEM	***
2324C512A29	EMERGENCY LOCATOR TRANSMITTER (ELT) - ANTENNA & CONTROL PANEL	***
2375C512B73	FLIGHT DECK ENTRY VIDEO SURVEILLANCE SYSTEM (FDEVSS)	***
2520C512J27	DOOR 2 FULL CEILING DOME ARCHITECTURE	***
2524D104A04	CURTAINS - DOOR 1C, FWD	***
2524D104A05	PARTITION - DOOR 2L - AFT	***
2524D104A11	CLOSET - FULL HEIGHT - DOOR 1L , AFT	***
2524D104A12	CLOSET - FULL HEIGHT - DOOR 1C, AFT	**
2524D104A79	PARTITION - DOOR 2R - AFT	***
2524D104A80	PARTITION - DOOR 2C - FWD	**
2524D104A81	PARTITION - DOOR 3C - FWD	***
2524D104A82	CLOSET - FULL HEIGHT - DOOR 1R , AFT	***
2524D104A83	CLOSET - FULL HEIGHT - DOOR 2C, AFT	***
2524D104A84	CLOSET - FULL HEIGHT, BL62 - DOOR 4L, FWD	***
2524D104A85	CLOSET - FULL HEIGHT, BL62 - DOOR 4R, FWD	***
2524D104A86	CURTAINS - DOOR 1L, AFT	***
2524D104A87	CURTAINS - DOOR 1R, AFT	***
2524D104A88	CURTAINS - DOOR 2L, FWD	**
2524D104A89	CURTAINS - DOOR 2R, FWD	***
2524D104A90	CURTAINS - DOOR 2L, AFT	**
2524D104A91	CURTAINS - DOOR 2R, AFT	***
2524D104A92	CURTAINS - DOOR 3 - GALLEY COMPLEX, LEFT	***
2524D104A93	CURTAINS - DOOR 3 - GALLEY COMPLEX, RIGHT	***
2524D104A94	CURTAINS - DOOR 4L, FWD	***
2524D104A95	CURTAINS - DOOR 4R, FWD	***
2524D104A96	CURTAINS - DOOR 2R, FWD, AFT SIDE	***
2524D104A97	CURTAINS - DOOR 4 CENTER, AFT	***
2524D104A98	CURTAIN - CREW REST ENCLOSURE - BUSINESS CLASS, RIGHT	**
2524D104A99	CURTAIN - CREW REST ENCLOSURE - ECONOMY CLASS, LEFT	***
2524D104B00	CURTAIN - CREW REST ENCLOSURE - ECONOMY CLASS, RIGHT	***
2524D104B04	CURTAINS - DOOR 1C, FWD, AISLE	***
2524D104B05	CLOSET - FULL HEIGHT - DOOR 4C FWD - LEFT	***
2525D121A01	BUSINESS CLASS SEAT - CONTOUR - AURA - 6 ABREAST SEATING (2-2-2)	***
2525D121A05	ECONOMY CLASS SEAT - WEBER - 5751 - 9 ABREAST SEATING (3-3-3)	***
2526D104A16	WALL MOUNTED VIDEO CONTROL STATION (VCS) - DOOR 2R FWD	***
2526D104A17	CABIN ATTENDANT PANEL	**
2526D104A69	ATTENDANT SEAT - STANDARD - AS1F-1L	***
2526D104A70	ATTENDANT SEAT - STANDARD - AS1A-1R	**
2526D104A71	ATTENDANT SEAT - STANDARD - AS2F-1L	***
2526D104A72	ATTENDANT SEAT - STANDARD - AS2F-1R	***
2526D104A73	ATTENDANT SEAT -STANDARD - AS2A-1L	***
2526D104A74	ATTENDANT SEAT -STANDARD - AS2A-1R	***
2526D104A75	ATTENDANT SEAT - STANDARD - AS3F-1L	***
2526D104A76	ATTENDANT SEAT - STANDARD - AS3F-1R	***
2526D104A77	ATTENDANT SEAT - STANDARD - AS4F-1LC	***
2526D104A78	ATTENDANT SEAT - STANDARD - AS4A-1R	**
2527D104A18	FLOOR COVERING COLLECTOR	***
2528C512F39	DOOR 4 OVERHEAD CEILING STOWAGE	**

P.A. 3256, SA-1	BOEING PROPRIETARY	Page 1

Exhibit A1	BOEING PROPRIETARY	4/19/2011-12:13 AM

CR	Title	*** ***
2528D104A20	FLOOR MOUNTED STOWAGE UNIT - CENTERLINE - DOOR 3	***
2528D104A21	FLOOR MOUNTED STOWAGE UNIT - CENTERLINE - DOOR 4	***
2528D104A22	LITERATURE POCKETS	***
2528D104A23	MAGAZINE RACKS	***
2528D104A24	ATTENDANT STOWAGE MODULES (AMODS)	***
2528D104A37	OVERHEAD STOWAGE BINS	***
2530D104A25	BAR UNIT - COUNTER HEIGHT - FAMILY 501- B2F-1C	***
2530D104A26	GALLEY - FAMILY 1 - G1F-1C	**
2530D104A27	GALLEY - FAMILY 8 - G1A-1C	***
2530D104B02	GALLEY - FAMILY 6 - G3F-1C	***
2530D104B03	GALLEY - FAMILY 52 - G4A-1C	***
2540C513M33	LAVATORY - FAMILY 1 - L1F-1L	***
2540C513M34	LAVATORY - FAMILY 12 - L2F-1L	***
2540C513M35	LAVATORY - FAMILY 11 - L2F-1R	***
2540C513M36	LAVATORY - FAMILY 42 - L3F-1L	***
2540C513M37	LAVATORY - FAMILY 11 - L3F-1R	**
2540C513M38	LAVATORY - FAMILY 61B - L4F-1RC	***
2540C513M39	LAVATORY - FAMILY 8 - L4A-1L	**
2560C171H74	PROTECTIVE BREATHING EQUIPMENT- FLIGHT DECK - AVOX - P/N 802300-14	***
2560C171W39	CREW LIFE VESTS - FLIGHT DECK	***
2562D104A35	OVERWATER EMERGENCY EQUIPMENT	***
2564D104A36	DETACHABLE EMERGENCY EQUIPMENT	***
2566C512A82	ESCAPE SYSTEM, PASSENGER CAPACITY UP TO 300 WITH SLIDE/RAFTS AT ALL DOORS (C-A-C-A)	***
2623C512A31	CARGO COMPARTMENT FIRE SUPPRESSION - TBD MINUTES (TO SUPPORT APPROXIMATELY 330 MINUTES ETOPS) 787-8 AND -9	***
3245C513A04	WHEELS AND CARBON BRAKES - MESSIER-BUGATTI	***
3321C513C23	LIGHTING SCENES - DYNAMIC CABIN LIGHTING SYSTEM - CUSTOMER	**
3324C513C24	PASSENGER INFORMATION SIGNS - CUSTOMER SPECIFIC INFORMATION	***
3457C513A05	DUAL AUTOMATIC DIRECTION FINDER	**
3520C513A10	PASSENGER OXYGEN MEDIUM CAPACITY DESCENT	***
3810C512A57	POTABLE WATER PRE-SELECT AT SERVICE PANEL	***
3810C512A58	POTABLE WATER STORAGE CAPACITY -787-8	***
4611C512A60	SECOND MAINTENANCE SYSTEMS FILE SERVER MODULE	***
4611C512A61	CREW WIRELESS LAN UNIT	***
4611C513M30	OFFBOARD LINK CAPABILITY TO AIRLINE SPECIFIED ADDRESSES	***
5010C512B63	TRANSVERSE LD-4 / LD-8 CARGO CONTAINER LOADING - FWD CARGO COMPARTMENT	***
7200B750A70	ROLLS-ROYCE PROPULSION SYSTEM	***
7200C513M31	ROLLS-ROYCE TRENT 1000 THRUST RATINGS	***
7900C512C67	LUBRICATING OIL -BP2197	***
MISC	INTERIOR ALLOWANCE	***
***
	TOTAL OPTIONS SUBJECT TO ESCALATION:	***
FIXED PRICE IFE OPTIONS:		**
4420C171K81	IN-SEAT VIDEO CABIN EQUIPMENT CENTER (CEC) WITH ADDITIONAL ON-DEMAND SERVER(S) CONFIGURATION - THALES	***
4420C171Z71	WALL MOUNTED VIDEO CONTROL STATION (VCS) EQUIPMENT - THALES	**
4420D109A47	THALES - IN-SEAT VIDEO EQUIPMENT - ECONOMY CLASS SEATS	***
4420D109A49	THALES - IN-SEAT VIDEO EQUIPMENT - BUSINESS CLASS SEATS	***
4420D109A50	OVERHEAD VIDEO INSTALLATION - THALES	***
4420D109A67	INFLIGHT ENTERTAINMENT SYSTEM - LAN - COLOR SELECTIONS - THALES	***
4420THALES	INFLIGHT ENTERTAINMENT SYSTEM	***
***
	TOTAL EXHIBIT A	***

P.A. 3256, SA-1	BOEING PROPRIETARY	Page 2

BUYER FURNISHED EQUIPMENT VARIABLES
For 2012-2013 Aircraft

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Supplemental Exhibit BFE2 to Purchase Agreement Number 3256

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787 [***] AIRCRAFT

This Supplemental Exhibit BFE2 contains vendor selection dates, on-dock dates and other requirements applicable to the [***] Aircraft as defined in Supplemental Agreement No. 1 to the Purchase Agreement 3256.

1.	Supplier Selection.

Customer will select and notify Boeing of the suppliers of Buyer Furnished Equipment Premium Class Seats and the Catalog Selectable In-Flight Entertainment for Buyer Furnished Equipment  Premium Class Seats by the following dates:

1.1.
Catalog seats and IFE.  These are the business class seats listed in the Boeing catalog. Customer has until November 1, 2010 to make a selection from the catalog.  Minor changes can be made to these seats and are shown in the catalog for each seat model as selectable features.  There are also "stylization & branding" zones for unique customer customization which vary by seat supplier.  Customer Engineering will notify Customer of unique customization changes that have become offerable between catalog revisions and Customer may select any such changes prior to November 1, 2010.

1.2.
Customer Unique Seat and IFE.  If Customer wants a unique business class seat and unique IFE, the supplier select date is May 28, 2010.  This gives Customer, the seat/IFE supplier and Boeing sufficient time to design, produce and certify the seats and IFE.

1.3.
Customer Seat Derivative of Existing Design. Seat suppliers offer derivatives of seats they have built for other customers or for Customer’s other models.  In this case Customer must make its choice by June 30th.  In addition

•	Seat supplier and IFE supplier notifications must be concurrent
•
IFE selection may include any catalog elements and other offerable IFE not yet included in the catalog.  Customer Engineering will notify Customer of IFE that has become offerable between catalog revisions.

•	ITCM must occur within one week of supplier notification.
•	Seats on dock date of March 15, 2012 remains unchanged
•	All supplier data submittals must meet Boeing internal engineering release schedule, which will be established at ITCM
•	If any of the above conditions are not met, Catalog seats will be installed in the Aircraft.

2.	Certification Document.

Customer will deliver to Boeing a copy of the FAA Technical Standard Order (TSO) 127a authorization letter or equivalent evidence of certification for Buyer Furnished Equipment Premium Class Seats no later than March 12, 2012.

3.	Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

4.	Delivery Dates and Other Information

On or before January 14, 2011, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE.  For planning purposes, preliminary BFE on-dock dates are set forth below:

787-8

Item	Preliminary On-Dock Dates
[Month of Delivery:]

Premium Class (PC) Seats	April 2011	June 2011
	Aircraft	Aircraft
	Not Required	Not Required

	May 2012	June 2012
	Aircraft	Aircraft
Premium Class (PC) Seats	3/27/12	4/12/2012

	August 2012	2Q13
	Aircraft	Aircraft
Premium Class (PC) Seats	6/12/2012	1Q13

	3Q13	3Q13
	Aircraft	Aircraft
Premium Class (PC) Seats	2Q13	2Q13

	4Q13	4Q13
	Aircraft	Aircraft
Premium Class (PC) Seats	3Q13	3Q13

6-1162-ILK-0310R1

LAN Airlines S.A.
Avenida Presidente Riesco 5711
Piso 19
Las Condes
Santiago, Chile

Subject:	Special Matters

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

1.1           “STE” when used specifically in relation to any credit memorandum contained in this letter agreement shall mean that the relevant credit memorandum shall be escalated to the month of delivery in the same manner as the Airframe Price pursuant to escalation factors developed as set forth in the Tailored Escalation Letter Agreement Number 6-1162-ILK-0319 in accordance with the escalation formula reflected in Supplemental Exhibit AE1 to the Purchase Agreement (AE1).

1.2           “Limitations on Use” when used in relation to any credit memorandum contained in this letter agreement shall mean that the applicable credit memorandum may be used for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued, but that the relevant credit memorandum shall be prohibited from use for satisfaction of any Advance Payment obligation.

1.3           “Accelerated Aircraft” are defined as ten (10) Boeing Model 787-8 Aircraft with accelerated delivery months of (1) April 2011 sn 38464, (1) June 2011 sn 38475, (1) May 2012 sn 38472, (1) June 2012 sn 38473, (1) August 2012 sn 38484, (1) 2nd Quarter 2013 sn 38476, (2) 3rd Quarter 2013 sn 38477 and sn 38478, and (2) 4th Quarter 2013 sn 38480 and sn 38479 which were originally scheduled to deliver in the months of (1) October 2013. (1) November 2013, (1) November 2015, (1) April 2016, (1) June 2016, (1) July 2016, (1) August 2016, (1) September 2016, (1) October 2016 and (1) November 2016.

1.4           “2011 Aircraft” are defined as the Accelerated Aircraft delivering (1) April 2011 sn 38464 and (1) June 2011 sn 38475.

1.5           “2012-2013 Aircraft” are defined as the Accelerated Aircraft delivering in (1) May 2012 sn 38472, (1) June 2012 sn 38473, (1) August 2012 sn 38484, (1) 2nd Quarter 2013 sn 38476, (2) 3rd Quarter 2013 sn 38477 and sn 38478, and (2) 4th Quarter 2013 sn 38479 and 38480.

1.6           “Substitute Aircraft” are defined as the Substitution Aircraft 787-816 aircraft delivering in (2) 2nd Quarter 2017 sn 38460 and sn 38462, (2) 3rd Quarter 2017 sn 38463 and sn 38465 which were originally 787-916 aircraft delivering in (1) June 2014, (1) August 2014, (1) September 2014 and (1) October 2014 as shown in Table 1-ROLLS 787-916.  The Substitute Aircraft may be substituted back to 787-916 aircraft.

2.	787-9/-8 Credit Memoranda.

Subject to Customer’s adherence to the Limitations on Use, Boeing will provide Customer a credit memorandum concurrently with the delivery of each 787-916 and each 787-816 Aircraft identified in each Table 1 to the Purchase Agreement, (For this Letter Agreement, “Table 1” shall have the same definition specified in the [***]) in description and in amount identified in the following Article 2 credit memoranda table:

Article 2 Credit Memoranda Table

Article 2 Credit Memoranda	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

3.	Payment Due at Signing of the Purchase Agreement.

[***].

4.	Economic Considerations for the 2011 Aircraft.

4.1           [***] Credit Memoranda.  In addition to the concessions provided in paragraph 2 above and subject to the Limitations of Use, Boeing will provide at the time of delivery of each [***].

4.2.           [***] Goods & Services Credit Memoranda.
Boeing will also provide at the time of delivery of each [***].

5.	[***].

[***].

6.	Economic Considerations for the Option Aircraft.

Subject to Customer’s adherence to the Limitations on Use, Boeing agrees that [***].

Additionally, Boeing agrees that Customer [***]:

(i)	[***]
(ii)	[***].

[***].

7.	[***].

[***].

8.	Correction Time Objectives.

In the event that Boeing is able to make improvements to Correction Time Objectives as defined in Article 8.3.1 of Exhibit C to the AGTA, Product Assurance Document, then Boeing will revise the referenced Article to reflect the revision, e.g., to reflect subsequent schedule improvement to the extent realized.

9.	Fuel Provided by Boeing.

Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft as follows:
Aircraft Model	Fuel Provided
Boeing Model 787 Aircraft, including all minor models	3,000

10.	Assignment.

Any assignment by Customer of any benefits, entitlements, or services described in this Letter Agreement requires Boeing's prior written consent.  Further, Customer will not reveal to any third party the amount of the credit memoranda provided to Customer by Boeing without Boeing’s prior written consent and subject to such circumstances as Boeing may reasonably require.

Boeing will not unreasonably withhold consent to Customer’s request to assign, as security, rights in the Purchase Agreement if done for purposes of obtaining financing or for such other purpose consistent with fulfilling its obligations under the Purchase Agreement.  Boeing’s consent will be conditioned on all parties accepting Boeing’s customary conditions for consenting to an assignment, including, but not limited to, the following: assignor and assignee indemnification of Boeing for any actions taken by an assignee under any assignment agreement; Boeing’s right to exercise the manufacturer’s option to assume Customer’s rights under the Purchase Agreement in the event of a default under an assignment agreement; and confidentiality.  A Party that is

i.       bound by a customary confidentiality agreement;

ii.       neither an airplane manufacturer nor an airline;  and

iii.       responding to a Customer request for proposals to provide financing of Aircraft pursuant to the Purchase Agreement, including pre-delivery payment financing shall be deemed a “Financing Party”.

[***]. When the Customer identifies a Financing Party and the preliminary terms of an assignment under which pre-delivery payment financing (PDP) or aircraft purchase financing could be provided, at Customer’s request, [***].

Boeing will consent to any reasonable request by Customer to assign the Purchase Agreement to an affiliate provided that Boeing is provided with an adequate  guarantee of performance of all obligations under this Purchase Agreement and in a form reasonably satisfactory to Boeing.

Customer understands that Boeing is not required under any circumstances to consent to an assignment that would constitute a novation.

The foregoing provisions are intended to supplement, and not to supersede, the assignment provisions of the AGTA, which address delivery date and post-delivery assignments, merger-type assignments, and other matters.

11.	[***].

Boeing recognizes that Customer requires early notification of Development Changes, incorporated into the Detail Specification, and Manufacturer Changes applicable to the Aircraft so Customer can evaluate, in a timely manner, the effect of such changes on maintenance and operation of the Aircraft.  Boeing will provide to Customer notification of such Developmental Changes and Manufacturer Changes affecting Customer's airplanes through Boeing's standard notification process.

[***]

12.	[***].

[***].

13.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 10 of this Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By:
Ms. Kathie S. Weibel

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 22 day of March of 2010

LAN AIRLINES S.A.

By:
Mr. Roberto Alvo

Its:	Sr. Vice President Strategic Planning & Corporate Development

By:
Mr. Alejandro de la Fuente

Its:	Chief Financial Officer

[***]

[***]

[***]

Article 5 Credit Memoranda	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Appendix 1 to Special Matters Letter Agreement 6-1162-ILK-0310R1

FORM OF

Supplemental Agreement No. 1 (FORM OF SA-1)

to

Purchase Agreement No. 3256

between

The Boeing Company

and

LAN AIRLINES S.A.

Relating to Boeing Model 787-916/-816 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of this ____________ day of ____ of 20__, by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and LAN AIRLINES S.A., a Chilean corporation with offices in Santiago, Chile (Customer);

RECITALS:

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3256 dated October   , 2007 (the Purchase Agreement), relating to Boeing Model 787-916/-816 aircraft (Aircraft).

WHEREAS, Customer has subsequently provided written notice to Boeing of its election to exercise its rights in respect of two (2) Option Aircraft reflected in Letter Agreement 6-1162-ILK-0317, dated October   , 2007 in order to purchase two (2) 787-816 Aircraft (the Exercised Aircraft) pursuant to the terms and conditions of the Purchase Agreement;

WHEREAS, Boeing has received Customer’s written notice and, in wishing to reach a definitive agreement for the purchase of the Exercised Aircraft, confirms its acceptance of Customer’s written notice for each of the Exercised Aircraft;

WHEREAS, as a result of the preceding Boeing and Customer wish to reflect the

(i)	purchase of the two (2) Exercised Aircraft by the Customer as a result of the exercise of its rights in respect of one Option Aircraft; and

(ii)	decrease in the number of remaining Option Aircraft;

WHEREAS, the parties see continuing merit in revising Appendix 1 to incorporate data in accordance with the next sequential delivery date Option Aircraft;

WHEREAS, the parties wish to reflect revision of Table A to the Tailored Escalation Letter Agreement 6-1162-ILK-0319 to incorporate the Exercised Aircraft;

WHEREAS, the parties see continuing merit in revising Attachment 2 to the Special Matters Customer 787 Fleet Letter Agreement 6-1162-ILK-0326 to incorporate the Exercised Aircraft; and

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of this and certain other changes.

AGREEMENT:

NOW THEREFORE, and in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.                 The Table of Contents of the Purchase Agreement is deleted in its entirety and is replaced by the new Table of Contents identified with an SA-1 legend.

2.                 Table 1 ROLLS 787-816 Aircraft Information and Table 1 GENX 787-816 Aircraft Information Table are each deleted in their entirety and are replaced by successor Table 1 ROLLS 787-816 Aircraft Information and successor Table 1 GENX 787-816 Aircraft Information Table to Purchase Agreement No. 3256 Aircraft Delivery, Description, evidenced with an “SA-1” legend to add the Exercised Aircraft.

3.                 Attachment 1R1 to Special Matters Letter Agreement 6-1162-ILK-310 shall replace its predecessor in its entirety and shall reflect deletion for the Exercised Aircraft due to Customer’s exercise of its option rights in respect of the Exercised Aircraft and the thirteen remaining Option Aircraft.

4.                 Appendix 1R1 to the Special Matters Letter Agreement 6-1162-0310 shall replace its predecessor in its entirety with the intent of its revision being to replace the Exercised Aircraft with the Option Aircraft having the next sequential delivery.

5.                 Attachment 1R1 to Option Aircraft Letter Agreement 6-1162-ILK-0317 shall replace its predecessor in its entirety and shall reflect deletion for the Exercised Aircraft due to Customer’s exercise of its option rights in respect of the Exercised Aircraft and the thirteen remaining Option Aircraft.

6.                 [***].

7.                 The parties agree that:

7.1.
Subject to Customer’s adherence to the Limitations on Use and to all terms and conditions set forth in article 2 of the Special Matters Letter Agreement 6-1162-ILK-0310 (Special Matters Letter),  [***];

7.2.	[***]

7.3.	[***].

8.                 Attachment 2 to the Special Matters Customer 787 Fleet Letter Agreement 6-1162-ILK-0326 is revised to incorporate the Exercised Aircraft.

9.                 [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***].

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect.  In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.

DATED AS OF  this ______ day of ______ of 20__

LAN AIRLINES S.A.		THE BOEING COMPANY

By:		By:
	Mr. Carlos Prado C.		Ms. Irma L. Krueger

Its:	Senior VP Corporate Investments	Its:	Attorney in Fact

By:
Mr. Marco Jofré M.

Its:	Senior VP Operations, Engineering &

Maintenance

Page Number	ARTICLES	SA NUMBER
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE
1-ROLLS	787-916 Aircraft Information Table
1-GENX	787-916 Aircraft Information Table
1-ROLLS	787-816 Aircraft Information Table	SA-1
1-GENX	787-816 Aircraft Information Table	SA-1

EXHIBIT
A 787-916	Aircraft Configuration
A 787-816	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	Buyer Furnished Equipment Variables
CS1	Customer Support Document
Attachment A to the Customer Support Document
EE1. ROLLS	Engine Escalation And Engine Warranty
EE1. GENX	Engine Escalation And Engine Warranty
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
3256-01	787 Spare Parts Initial Provisioning
3256-02	Open Configuration Matters
3256-03	787 e-Enabling Letter Agreement
3256-04	787 Spare Parts Commitment
6-1162-ILK-0310	Special Matters
[***]	[***]
[***]	[***]

TABLE OF CONTENTS, continued

Page Number	LETTER AGREEMENTS, continued	SA NUMBER
[***]	[***]	SA-1
[***]	[***]
6-1162-ILK-0311	787 AGTA Terms Revisions
6-1162-ILK-0312	Promotional Support (First of Minor Model)
6-1162-ILK-0313	EULA Special Matters
[***]	[***]
[***]	[***]
6-1162-ILK-0316	Aircraft Model Substitution
[***]	[***]
[***]	[***]	SA-1
6-1162-ILK-0318	Alternate Engine Selection
[***]	[***]
[***]	[***]	SA-1
6-1162-ILK-0320	Delivery Flexibility
6-1162-ILK-0321	Demonstration Flight Waiver
6-1162-ILK-0322	AGTA Article 8.2 Insurance; Warranty Coverage; and Exhibit B Matters for Certain Boeing Model 787-9 Aircraft Leased from International Lease Finance Corporation by LAN Airlines S.A.
6-1162-ILK-0323	Special Matters Customer Support
6-1162-ILK-0324	Special Matters Warranty
6-1162-ILK-0325	NOT USED in the Purchase Agreement
6-1162-ILK-0326	Special Matters Customer 787 Fleet
6-1162-ILK-0326	Attachment 1, Relevant Dates for First Aircraft
6-1162-ILK-0326	Attachment 2R1 Covered Aircraft	SA-1
6-1162-ILK-0327	Performance Guarantees 787-916/ 816
[***]	[***]
6-1162-ILK-0329	Extended Operations (ETOPS) Matters
[***]	[***]
[***]	[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]* - [***]

CUSTOMER 787 FLEET

	Aircraft	Delivery Date	Ownership Data	Boeing Model
	1	[***]	[***]	787-9
	2	[***]	[***]	787-9
	3	[***]	[***]	787-9
	4	[***]	[***]	787-9
	5	[***]	[***]	787-9
	6	[***]	[***]	787-9
	7	[***]	[***]	787-9
	8	[***]	[***]	787-9
	9	[***]	[***]	787-9
	10	[***]	[***]	787-9
	11	[***]	[***]	787-8
	12	[***]	[***]	787-8
	13	[***]	[***]	787-8
	14	[***]	[***]	787-8
	15	[***]	[***]	787-9
	16	[***]	[***]	787-9
	17	[***]	[***]	787-9
	18	[***]	[***]	787-9
	19	[***]	[***]	787-8
	20	[***]	[***]	787-8
	21	[***]	[***]	787-8
	22	[***]	[***]	787-8
	23	[***]	[***]	787-8
	24	[***]	[***]	787-8
	25	[***]	[***]	787-8
	26	[***]	[***]	787-8
	27	[***]	[***]	787-8
	28	[***]	[***]	787-8
	29	[***]	[***]	787-8
	30	[***]	[***]	787-8
	31	[***]	[***]	787-8
	32	[***]	[***]	787-8
R1	33	[***]	[***]	787-8
R1	34	[***]	[***]	787-8

Appendix 2 to Special Matters Letter Agreement 6-1162-ILK-0310R1

FORM OF

Supplemental Agreement No. 1 (FORM OF SA-1)

to

Purchase Agreement No. 3256

between

The Boeing Company

and

LAN AIRLINES S.A.

Relating to Boeing Model 787-916/-816 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of this _______ day of ___________ of 20__, by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and LAN AIRLINES S.A., a Chilean corporation with offices in Santiago, Chile (Customer);

RECITALS:

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3256 dated October   , 2007 (the Purchase Agreement), relating to Boeing Model 787-916/-816 aircraft (Aircraft).

WHEREAS, Customer has subsequently provided [***];

[***];

WHEREAS, the parties wish to revise the Aircraft Information Tables to reflect the [***];

WHEREAS, the parties see continuing merit to revise Attachment 2 to the Special Matters Customer 787 Fleet Letter Agreement 6-1162-ILK-0326 [***]

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of this and certain other changes.

AGREEMENT:

NOW THEREFORE, and in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

10.                 The Table of Contents of the Purchase Agreement is deleted in its entirety and is replaced by the new Table of Contents identified with an SA-1 legend.

11.                 Table 1 ROLLS 787-816 Aircraft Information and Table 1 GENX 787-816 Aircraft Information Table are each deleted in their entirety and are replaced by successor Table 1 ROLLS 787-816 Aircraft Information and successor Table 1 GENX 787-816 Aircraft Information Table to Purchase Agreement No. 3256 Aircraft Delivery, Description, evidenced with an “SA-1” legend to delete the Replaced Aircraft.

12.                 Table 1 ROLLS 787-916 Aircraft Information and Table 1 GENX 787-916 Aircraft Information Table are each deleted in their entirety and are replaced by successor Table 1 ROLLS 787-916 Aircraft Information and successor Table 1 GENX 787-916 Aircraft Information Table to Purchase Agreement No. 3256 Aircraft Delivery, Description, evidenced with an “SA-1” legend to incorporate the Substitution Aircraft.

13.                 The parties agree that:

13.1.	[***];
13.2.	[***]
13.3.	[***].

14.                 Attachment 2 to the Special Matters Customer 787 Fleet Letter Agreement 6-1162-ILK-0326 is revised [***].
[***].

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect.  In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.

DATED AS OF  this ____ day of ______ of 20__

LAN AIRLINES S.A.		THE BOEING COMPANY

By:		By:
	Mr. Carlos Prado C.		Ms. Irma L. Krueger

Its:	Senior VP Corporate Investments	Its:	Attorney in Fact

By:
Mr. Marco Jofré M.

Its:	Senior VP Operations, Engineering &

Maintenance

Page Number	ARTICLES	SA NUMBER
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE
1-ROLLS	787-916 Aircraft Information Table	SA-1
1-GENX	787-916 Aircraft Information Table	SA-1
1-ROLLS	787-816 Aircraft Information Table	SA-1
1-GENX	787-816 Aircraft Information Table	SA-1

EXHIBIT
A 787-916	Aircraft Configuration
A 787-816	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	Buyer Furnished Equipment Variables
CS1	Customer Support Document
Attachment A to the Customer Support Document
EE1. ROLLS	Engine Escalation And Engine Warranty
EE1. GENX	Engine Escalation And Engine Warranty
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
3256-01	787 Spare Parts Initial Provisioning
3256-02	Open Configuration Matters
3256-03	787 e-Enabling Letter Agreement
3256-04	787 Spare Parts Commitment
6-1162-ILK-0310	Special Matters
[***]	[***]
[***]	[***]

TABLE OF CONTENTS, continued

Page Number	LETTER AGREEMENTS, continued	SA NUMBER
[***]	[***]
[***]	[***]
6-1162-ILK-0311	787 AGTA Terms Revisions
6-1162-ILK-0312	Promotional Support (First of Minor Model)
6-1162-ILK-0313	EULA Special Matters
[***]	[***]
[***]	[***]
6-1162-ILK-0316	Aircraft Model Substitution
6-1162-ILK-0317	Option Aircraft
6-1162-ILK-0317	Attachment 1 to Option Aircraft
6-1162-ILK-0318	Alternate Engine Selection
[***]	[***]
[***]	[***]
[***]	[***]
6-1162-ILK-0321	Demonstration Flight Waiver
6-1162-ILK-0322	AGTA Article 8.2 Insurance; Warranty Coverage; and Exhibit B Matters for Certain Boeing Model 787-9 Aircraft Leased from International Lease Finance Corporation by LAN Airlines S.A.
Special Matters Customer Support
6-1162-ILK-0324	Special Matters Warranty
6-1162-ILK-0325	NOT USED in the Purchase Agreement
6-1162-ILK-0326	Special Matters Customer 787 Fleet
6-1162-ILK-0326	Attachment 1, Relevant Dates for First Aircraft
6-1162-ILK-0326	Attachment 2R1 Covered Aircraft	SA-1
6-1162-ILK-0327	Performance Guarantees 787-916/ 816
[***]	[***]
6-1162-ILK-0329	Extended Operations (ETOPS) Matters
[***]	[***]
[***]	[***]

[***]

[***]

[***]

[***]

CUSTOMER 787 FLEET

	Aircraft	Delivery Date	Ownership Data	Boeing Model
	1	[***]	[***]	787-9
	2	[***]	[***]	787-9
	3	[***]	[***]	787-9
	4	[***]	[***]	787-9
	5	[***]	[***]	787-9
	6	[***]	[***]	787-9
	7	[***]	[***]	787-9
	8	[***]	[***]	787-9
	9	[***]	[***]	787-9
	10	[***]	[***]	787-9
R	11	[***]	[***]	787-9
	12	[***]	[***]	787-8
	13	[***]	[***]	787-8
	14	[***]	[***]	787-8
	15	[***]	[***]	787-9
	16	[***]	[***]	787-9
	17	[***]	[***]	787-9
	18	[***]	[***]	787-9
	19	[***]	[***]	787-8
	20	[***]	[***]	787-8
	21	[***]	[***]	787-8
	22	[***]	[***]	787-8
	23	[***]	[***]	787-8
	24	[***]	[***]	787-8
	25	[***]	[***]	787-8
	26	[***]	[***]	787-8
	27	[***]	[***]	787-8
	28	[***]	[***]	787-8
	29	[***]	[***]	787-8
	30	[***]	[***]	787-8
	31	[***]	[***]	787-8
	32	[***]	[***]	787-8

@@@6-1162-ILK-0314R1

LAN Airlines S.A.
Avenida Presidente Riesco 5711
Piso 19
Las Condes
Santiago, Chile

Subject: Liquidated Damages – Non-Excusable Delay

References:	1)	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft); and

2)	Aircraft General Terms Agreement dated as of the 9th of May of 1997 between the parties, identified as AGTA-LAN (AGTA).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay:  delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.	Liquidated Damages

[***]:

a)	[***].

(i)	[***]

(ii)	[***]

(iii)	[***].

2.	Interest.

[***]

The product of the daily interest rate (computed by dividing the annual interest rate in effect for each day by 360 days) times the entire amount of advance payments received by Boeing for such Aircraft.  The annual interest rate in effect for each day shall be computed using the thirty day U.S. dollar London Interbank Rate (LIBOR) [***].  Such interest will compound monthly and will be due and payable each calendar quarter, in arrears with any unpaid residual interest due at (x) actual delivery or (y) upon termination as specified in paragraph 4 below.

3.	[***].

a)           [***]..

b)           [***].  .

4.	[***]

[***].

5.	Exclusive Remedies

Customer agrees that the consideration and provisions contained herein are Customer’s exclusive remedies for all issues with respect to the delay in delivery of the Aircraft and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery.  The entering into this Letter Agreement shall constitute complete, full and final settlement and satisfaction of all Boeing’s obligations and liabilities to Customer for any such delay.  Customer hereby waives and renounces all other claims, remedies and causes of action arising at law or otherwise for any such Non-Excusable Delay.

6.	Confidential Treatment

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 10 of the Special Matters Letter Agreement 6-1162-ILK-0310R1, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By
Ms. Kathie S. Weibel

Its	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 22 day of March of 2010

LAN AIRLINES S.A.

By:
Mr. Roberto Alvo

Its:	Sr. Vice President Strategic Planning & Corporate Development

By:
Mr. Alejandro de la Fuente

Its:	Chief Financial Officer

Table A
[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Table A
[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

* [***]

** Indicative of midmonth of the quarter.

6-1162-KSW-6446

LAN Airlines S.A.
Avenida Presidente Riesco 5711
Piso 19
Las Condes
Santiago, Chile

Subject: Aircraft Performance Guarantees for 787-816 2011 Aircraft

Reference:	Purchase Agreement No. 3256 (Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 787-916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment.   [***].

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: March 22, 2010
.
LAN AIRLINES S.A.

By:
. Mr. Roberto Alvo

Its:	Sr. Vice President Strategic Planning & Corporate Development

By:
. Mr. Alejandro de la Fuente

Its:	Chief Financial Officer

MODEL 787-816 PERFORMANCE GUARANTEES

FOR LAN AIRLINES S.A.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	RUNWAY LOADING

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 787-816 Aircraft with a maximum takeoff weight of [***], a maximum landing weight of [***], and a maximum zero fuel weight of 156,489 kilograms, and equipped with Boeing furnished [***].

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1
The FAA approved takeoff field length at a gross weight at the start of the ground roll of 219,538 kilograms, at a temperature of 30°C, at a sea level altitude, and using maximum takeoff thrust, shall not be more than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

2.1.2
The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 24°C, at an altitude of 8,361 feet, from a 12,467 foot runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions:

The clearway is 984 feet.

The stopway is 197 feet.

The runway slope is 0.04 percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***]	[***]
2.
3.	[***]	[***]
4.

2.1.3
The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 24°C, at an altitude of 8,361 feet, from a 12,467 foot runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions:

The runway is wet.

The clearway is 984 feet.

The stopway is 197 feet.

The runway slope is 0.04 percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***]	[***]
2.	[***]	[***]
3.	[***]	[***]
4.

2.1.4
The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 30°C, at an altitude of 19 feet, from a 9,154 foot runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions:

The stopway is 285 feet.

The runway slope is 0.02 percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***]	[***]
2.	[***]	[***]
3.	[***]	[***]
4.	[***]	[***]
5.	[***]	[***]

2.1.5
The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 24°C, at an altitude of 7,316 feet, from a 12,795 foot runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions:

The runway slope is 0.08 percent uphill.

2.1.6
The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 24°C, at an altitude of 7,316 feet, from a 12,795 foot runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions:

The runway is wet.

The runway slope is 0.08 percent uphill.

2.1.7
The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 30°C, at an altitude of 1,554 feet, from a 12,303 foot runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions:

The runway slope is 0.06 percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***]	[***]
2.	[***]	[***]

2.1.8
The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 16°C, at an altitude of 9,234 feet, from a 10,236 foot runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions:

The runway slope is 0.41 percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***]	[***]
2.	[***]	[***]

2.2	Landing

2.2.1	The FAA approved landing field length at a gross weight of 167,829 kilograms and at a sea level altitude, shall not be more than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

2.2.2	The FAA approved landing gross weight at a 12,467 foot runway, at a temperature of 30°C and at an altitude of 1,554 feet under wet conditions, shall not be less than the following guarantee value:

GUARANTEE:	[***]

2.2.3	The FAA approved landing gross weight at a 10,236 foot runway, at a temperature of 16°C and at an altitude of 9,234 feet under wet conditions, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

2.3	Maximum Takeoff and Landing Altitude

The FAA approved maximum takeoff and landing pressure altitude, shall not be less than the following guarantee value:

GUARANTEE:	[***]

2.4	Maximum Tailwind

The FAA approved maximum tail wind for takeoff and landing measured at a 10 meter height above the runway, shall not be less than the following guarantee value:

GUARANTEE:	[***]

2.5	Enroute One-Engine-Inoperative Altitude

The FAA approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals 1.1 percent at a gross weight of 195,500 kilograms on an ISA+10°C day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

2.6	Altitude Capability - All Engines Operating

The altitude capability at a gross weight of 214,100 kilograms, representative of the gross weight after takeoff from sea level at 219,540 kilograms, on an ISA+10°C day, at 0.85 Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of 300 feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a 1.3 g maneuver load factor at buffet onset.

2.7	Cruise Range

The still air range at an initial cruise altitude of 36,000 feet on a standard day at 0.85 Mach number, starting at a gross weight of 213,190 kilograms and consuming 68,040 kilograms of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions and operating rules:

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

2.8	Maximum Altitude

The FAA approved maximum altitude shall not be less than the following guarantee value.

GUARANTEE:	[***]

2.9	Mission

2.9.1	Mission Payload

The payload plus tare for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a 9 knot tailwind, representative of a [***] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is 1,554 feet.

The airport temperature is 30°C.

The runway length is 12,467 feet.

The runway slope is 0.01 percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***]	[***]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.85 Mach number is reached.

The climb continues at 0.85 Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 37,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is ISA+10°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 2,000 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel [***]

Takeoff and Climbout Maneuver: Fuel [***] Distance [***]

Approach and Landing Maneuver: Fuel [***]

Taxi-In (shall be consumed from the reserve fuel): Fuel [***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on a ISA + 10°C day temperature and a) a contingency fuel allowance equivalent to 3 percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a 156 nautical mile alternate with a 9 knot tailwind, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport altitude of 240 feet.

2.9.2	[***]

The block fuel for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a 9 knot tailwind, representative of a [***] route) with a 28,980 kilogram payload (including tare) using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions and operating rules are the same as Paragraph 2.9.1 except as follows:

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [***] [***]

Takeoff and Climbout Maneuver: [***] [***] [***] [***]

Approach and Landing Maneuver: [***] [***]

Taxi-In (shall be consumed from the reserve fuel): [***] [***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

2.9.3	Mission Payload

The payload plus tare for a stage length of [***]nautical miles in still air (equivalent to a distance of [***]nautical miles with a 33 knot headwind, representative of a [***]) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions and operating rules:
Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is 2,000 feet.

The airport temperature is 30°C.

The runway length is 14,271 feet.

The clearway is 853 feet.

The runway slope is 0.12 percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***]	[***][***]
2.	[***]	[***]
3.	[***][***]	[***]
4.	[***]	[***]
5.	[***]	[***]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.85 Mach number is reached.

The climb continues at 0.85 Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 36,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 0.85 Mach number until 250 KCAS is reached.

The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is ISA+10°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 1,554 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [***] [***]

Takeoff and Climbout Maneuver: [***] [***] [***] [***]

Approach and Landing Maneuver: [***] [***]

Taxi-In (shall be consumed from the reserve fuel): [***] [***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on a ISA + 10°C day temperature and a) a contingency fuel allowance equivalent to 3 percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a 196 nautical mile alternate with a 35 knot tailwind, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport altitude of 2,310 feet.

2.9.4	Mission Block Fuel

The block fuel for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a 33 knot headwind, representative of a [***] route) with a 24,480 kilogram payload (including tare) using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions and operating rules are the same as Paragraph 2.9.3 except as follows:

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [***] [***]

Takeoff and Climbout Maneuver: [***] [***] [***] [***]

Approach and Landing Maneuver: [***] [***]

Taxi-In (shall be consumed from the reserve fuel): [***] [***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

2.9.5	Mission Payload

The payload plus tare for a stage length of [***]1 nautical miles in still air (equivalent to a distance of [***]nautical miles with a 57 knot headwind, representative of a [***] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is 1,554 feet.

The airport temperature is 30°C.

The runway length is 12,467 feet.

The runway slope is 0.01 percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

[***] [***] 1. [***] [***]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.85 Mach number is reached.

The climb continues at 0.85 Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 36,000 feet.

A step climb or multiple step climbs of 2,000 feet with a final step climb of 3,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 0.85 Mach number until 250 KCAS is reached.

The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is ISA+10°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 23 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [***] [***]

Takeoff and Climbout Maneuver: [***] [***] [***] [***]

Approach and Landing Maneuver: [***] [***]

Taxi-In (shall be consumed from the reserve fuel): [***] [***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on a ISA + 10°C day temperature and a) a contingency fuel allowance equivalent to 3 percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a 424 nautical mile alternate in a 21 knot headwind, c) an approach and landing maneuver at the alternate airport, d) a 30 minute hold at 1,500 feet above the alternate airport altitude of 123 feet, and f) critical fuel on board is determined using a reasonable interpretation of FAR paragraph 121.646 and is representative of an emergency descent and diversion from the critical point to an enroute alternate airport.

2.9.6	Mission Payload

The payload plus tare for a stage length of [***] nautical miles in still air (equivalent to a distance of [***] nautical miles with a 4 knot headwind, representative of a [***]route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is 7,316 feet.

The airport temperature is 24°C.

The runway length is 12,795 feet.

The runway slope is 0.08 percent uphill.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.85 Mach number is reached.

The climb continues at 0.85 Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 39,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is ISA+10°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 1,554 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [***] [***]

Takeoff and Climbout Maneuver: [***] [***] [***] [***]

Approach and Landing Maneuver: [***] [***]

Taxi-In (shall be consumed from the reserve fuel): [***] [***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on a ISA + 10°C day temperature and a) a contingency fuel allowance equivalent to 3 percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a 196 nautical mile alternate in a 35 knot tailwind, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport altitude of 2,310 feet.

2.9.7	Mission Payload

The payload plus tare for a stage length of [***]nautical miles in still air (equivalent to a distance of 1,614 nautical miles with a 1 knot tailwind, representative of a [***] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is 9,234 feet.

The airport temperature is 16°C.

The runway length is 10,236 feet.

The runway slope is 0.41 percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***]	[***]
2.	[***]	[***]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 275 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft continues to climb at 275 KCAS from 1,500 feet above the departure airport altitude until 0.85 Mach number is reached.

The climb continues at 0.85 Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 40,000 feet.

A step climb of 3,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 0.85 Mach number until 250 KCAS is reached.

The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is ISA+10°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 8 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [***] [***]

Takeoff and Climbout Maneuver: [***][***] [***] [***][***] [***]

Approach and Landing Maneuver: [***] [***]

Taxi-In (shall be consumed from the reserve fuel): [***] [***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***][***]

For information purposes, the reserve fuel is based on a ISA + 10°C day temperature and a) a contingency fuel allowance equivalent to 5 percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a 163 nautical mile alternate in a 16 knot tailwind, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport altitude of 16 feet.

2.9.8	Mission Payload

The payload plus tare for a stage length of [***] nautical miles in still air (equivalent to a distance of 5,022 nautical miles with a 6 knot tailwind, representative of a [***] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is 19 feet.

The airport temperature is 30°C.

The runway length is 9,154 feet.

The stopway is 810 feet.

The runway slope is 0.02 percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	[***]	[***][***]
1.	[***]	[***]
2.	[***]	[***]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.85 Mach number is reached.

The climb continues at 0.85 Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 37,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is ISA+10°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 2,000 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [***] [***]

Takeoff and Climbout Maneuver: [***] [***] [***] [***]

Approach and Landing Maneuver: [***] [***]

Taxi-In (shall be consumed from the reserve fuel): [***] [***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on a ISA + 10°C day temperature and a) a contingency fuel allowance equivalent to 3 percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a 156 nautical mile alternate in a 9 knot tailwind, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport altitude of 240 feet.

2.9.9	Mission Block Fuel

The block fuel for a stage length of [***] nautical miles in still air (equivalent to a distance of 3,707 nautical miles with a 8 knot headwind, representative of a [***] route) with a 27,510 kilogram payload (including tare) using the conditions and operating rules defined below, shall not be more than the following guarantee value:

[***]:	[***]
[***]:	[***]
[***]:	[***]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is 1,554 feet.

The airport temperature is 30°C.

The runway length is 12,467 feet.

The runway slope is 0.01 percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

Distance Height 1. [***] [***]

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.85 Mach number is reached.

The climb continues at 0.85 Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 40,000 feet.

A step climb of 3,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 0.85 Mach number until 250 KCAS is reached.

The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is ISA+10°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 8 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [***] [***]

Takeoff and Climbout Maneuver: [***] [***] [***] [***]

Approach and Landing Maneuver: [***] [***]

Taxi-In (shall be consumed from the reserve fuel): [***] [***]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [***]

For information purposes, the reserve fuel is based on a ISA + 10°C day temperature and a) a contingency fuel allowance equivalent to 3 percent of the trip fuel from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a 163 nautical mile alternate in a 16 knot headwind, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport altitude of 16 feet.

2.9.10	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.9.11 is the basis for the mission guarantees of Paragraphs 2.9.1, 2.9.2, 2.9.3, 2.9.4, 2.9.5, 2.9.6, 2.9.7, 2.9.8, and 2.9.9.

2.9.11   Weight Summary - LAN Airlines
Kilograms
Standard Model Baseline MEW	[***]
787 Airplane Configuration Specification Addendum, 787B1-4102-BLAN04
Dated January 15, 2010
[***]
Trent 1000 Engines
[***]
[***]
Changes for LAN Airlines (Reference LOPA B875558A)*
Delete Boeing Seats and Interior	[***]
Business Class Seats	[***]
Economy Seats	[***]
Business Class In-Seat Video Equipment	[***]
Economy Class In-Seat Video Equipment	[***]
In-Flight Entertainment - Head End Equipment	[***]
Interior	[***]
Options Allowance	[***]
LAN Airlines Manufacturer's Empty Weight (MEW)	[***]

Standard and Operational Items Allowance (Paragraph 2.9.12)	[***]

LAN Airlines Operational Empty Weight (OEW)	[***]

	Quantity	Kilograms	Kilograms
Seat Weight Included*			[***]

Business Class Double - Front Row	[***]	[***]
Business Class Double	[***]	[***]
Business Class Double - Aft Row	[***]	[***]
	[***]	[***]
Economy Class Double - Aft Row	[***]	[***]
Economy Class Triple - Front Row	[***]	[***]
Economy Class Triple	[***]	[***]
Economy Class Triple - Aft Row	[***]	[***]

2.9.12  Standard and Operational Items Allowance

	Qty	kg	kg	kg

Standard Items Allowance				[***]

Unusable Fuel			[***]
Oil			[***]
Oxygen Equipment			[***]
Portable Oxygen Bottles	[***]	[***]
Miscellaneous Equipment			[***]
First Aid Kits	[***]	[***]
Crash Axe	[***]	[***]
Megaphones	[***]	[***]
Flashlights	[***]	[***]
Smoke Goggles	[***]	[***]
PBE - Flight Deck	[***]	[***]
PBE	[***]	[***]
Galley Structure & Fixed Inserts			[***]
Operational Items Allowance				[***]

Crew and Crew Baggage			[***]
Flight Crew (inc. Baggage) [***].)	[***]	[***]
Cabin Crew (inc. Baggage) ([***].)	[***]	[***]
Document & Tool Kit ([***].)	[***]	[***]
Catering Allowance & Removable Inserts	[***]	[***]	[***]
Business Class	[***]	[***]
Economy Class	[***]	[***]
Duty Free Allowance			[***]
Potable Water - (1021 Liters)			[***]
Waste Tank Disinfectant			[***]
Emergency Equipment (Includes Over Water Equip.)			[***]
Slide Rafts: Main Entry	[***]	[***]
Life Vests	[***]	[***]
Locator Transmitter	[***]	[***]
Cargo System			[***]
Total Standard and Operational Items Allowance				[***]

3	RUNWAY LOADING

3.1	[***]

The Aircraft Classification Number (ACN) for flexible pavement having subgrade codes A through D, at the maximum taxi weight of [***] kgs with [***] of the load on the main gear ([***] MAC) and with the main gear tires at a tire pressure of 228 pounds per square inch, shall not exceed the following guarantee values:

	Code A	Code B	Code C	Code D

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

3.2	Maximum ACN Value – Rigid Pavement

The Aircraft Classification Number (ACN) for rigid pavement having subgrade codes A through D, at the maximum taxi weight of [***]with [***]% of the load on the main gear ([***]) and with the main gear tires at a tire pressure of [***] pounds per square inch, shall not exceed the following guarantee values:

	Code A	Code B	Code C	Code D

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

4	[***]

4.1
The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document [***], “787 Airplane Configuration Specification Addendum”, dated January 15, 2010, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2
The guarantee payloads of Paragraph 2.9.1, 2.9.3, 2.9.5, 2.9.6, 2.9.7, and 2.9.8 and the specified payloads of Paragraph 2.9.2 and 2.9.4 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)        Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)        The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2
The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

5.3
In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4
The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, [***] tires, with anti-skid operative.  The takeoff performance is based on an Aircraft alternate center of gravity of 17.6 percent of the mean aerodynamic chord unless otherwise specified.  The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and the Auxiliary Power Unit (APU) turned off unless otherwise specified.  Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.  The landing performance is based on the use of automatic spoilers.

5.5
The enroute one-engine-inoperative altitude guarantee is based on engine power extraction for engine and wing thermal anti-icing, and air conditioning with two packs operating.  The APU is turned off unless otherwise specified.

5.6
The altitude capability and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system.  Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally.  No engine power extraction for thermal anti-icing is provided unless otherwise specified.  The APU is turned off unless otherwise specified.

5.7	Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is 99 percent of the maximum cruise fuel mileage.

5.8
The altitude capability and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 28 percent of the mean aerodynamic chord.

5.9
The runway loading guarantees are based on the aircraft being configured with two 4-wheel main landing gears and a dual wheel nose gear, with the main gear wheel spacing (center-to-center) of [***] in the inboard/outboard direction and [***] the forward/aft direction and equal loading for all of the main gear tires.

5.10	Performance, where applicable, is based on a fuel Lower Heating Value [***] per pound and a fuel density of [***] per U.S. gallon ([***]).

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Section 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2
Compliance with the takeoff, landing, and enroute one-engine-inoperative altitude guarantees, the buffet onset portion of the altitude capability guarantee, the maximum takeoff and landing altitude guarantee, the maximum altitude guarantee, and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787-8.

6.3	Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit of [***] percent of the mean aerodynamic chord.

6.4
Compliance with the altitude capability and cruise range guarantees, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.5	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

6.6
Compliance with the maximum tailwind guarantee of Paragraph 2.4 shall be based on the FAA approved Airplane Flight Manual for the Model 787-8 and shall be contingent upon the necessary atmospheric conditions being available during the certification flight test program, or subsequent tailwind test program, if required.

6.7
Compliance with the runway loading guarantees shall be based on the “ICAO Aerodrome Design Manual”, Part 3, Pavements, 2nd Edition, 1983, Section 1.1 (The ACN-PCN Method), and utilizing the alpha factors approved by ICAO in October 2007.  ACN’s are not quoted as having decimal values and, therefore, ACN’s are rounded up to the next higher integer value.

6.8
The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.9	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

6-1162-KSW-6447

LAN Airlines S.A.
Av. Presidente Riesco 5711
Piso 19, Las Condes
SANTIAGO
CHILE

Subject:	[***]
Aircraft

Reference:	a) Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

The attachment to Letter Agreements 6-1162-KSW-6446 contains 787-8 performance guarantees (the Performance Guarantees) for 787-816 2011 Aircraft (Aircraft).  Paragraphs 2.9.1, 2.9.3, 2.9.5, 2.9.6, 2.9.7, and 2.9.8 of the Performance Guarantees are mission payload guarantees (the Payload Guarantees) which will be effective and applicable to the 2011 Aircraft in accordance with such letter agreement.  [***].

In response to Customer's request, Boeing offers [***].

1.           Demonstration of Compliance.

Article 5.4 of AGTA-LAN provides a procedure for demonstration of compliance with Performance Guarantees prior to delivery.  That method will be used to demonstrate compliance with the Payload Guarantees [***].

2.       [***].

2.1             2011 Aircraft Delivery.

[***].

2.2     [***].

[***].

[***].

[***]

[***]

3.           [***].

[***].

4.               [***]

5.           Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the 2011 Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing. Articles 9.2 and 9.3 of the AGTA shall apply to this provision.

6.           [***].

[***].

7.           Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 8 of the Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By:

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this 22 day of March of 2010.

LAN AIRLINES S.A.

By:
. Mr. Roberto Alvo

Its:	Sr. Vice President Strategic Planning & Corporate Development

By:
. Mr. Alejandro de la Fuente

Its:	Chief Financial Officer

6-1162-KSW-6453

LAN Airlines S.A.
Av. Presidente Riesco 5711
Piso 19, Las Condes
SANTIAGO
CHILE

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 Aircraft (Aircraft).

[***].

1.	[***].

2.	[***].

2.1	Delivery Schedule for Covered Aircraft.

[***].

Aircraft	Delivery Date	Ownership	Aircraft Model
1	[***]	Direct Purchase	787-8
2	[***]	Direct Purchase	787-8
3	[***]	Direct Purchase	787-8
4	[***]	Direct Purchase	787-8
5	[***]	Direct Purchase	787-8
6	[***]	Direct Purchase	787-8
7	[***]	Direct Purchase	787-8
8	[***]	Direct Purchase	787-8
9	[***]	Direct Purchase	787-8
10	[***]	Direct Purchase	787-8
11	[***]	Direct Purchase	787-8
12	[***]	Direct Purchase	787-8
13	[***]	Direct Purchase	787-8
14	[***]	Direct Purchase	787-8
15	[***]	Direct Purchase	787-8
16	[***]	Direct Purchase	787-8
17	[***]	Direct Purchase	787-8
18	[***]	Direct Purchase	787-8
19	[***]	Direct Purchase	787-8
20	[***]	Direct Purchase	787-8
21	[***]	Direct Purchase	787-8
22	[***]	Direct Purchase	787-8

2.2	Performance Retention Term.

[***]

3.	Conditions.

3.1	Operation and Maintenance.

Customer shall operate and maintain the Covered Aircraft in accordance with the applicable aviation authority-approved operations and maintenance programs.  Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals and Customer's Maintenance Program and an Engine Management Program mutually defined and agreed to by the Engine Manufacturer and Customer.

3.2	Powerback.

It is specifically agreed that reverse thrust will not be used for normal ground maneuvering (Powerback) of the Covered Aircraft.

3.3	[***].

The parties agree that the Aircraft Commitment, as set forth in Paragraph 1 herein, is based upon the following assumptions:

-     [***]

[***]

4.	[***].

[***].

5.	[***].

[***].

6.	[***].

[***]:

6.1	[***].

[***].

6.2	Surveys.

[***].

6.3	Weight.

Boeing may request that Customer weigh such Covered Aircraft, in which event Customer agrees to weigh such Covered Aircraft in conjunction with its normally scheduled maintenance and will report its findings to Boeing.

6.4     [***]

[***].

6.5    [***].

[***].

7.	[***].

[***].

7.1    [***].

7.3    [***].

7.4.   [***].

[***]

7.5    [***].
[***][***]

8.	[***]

9.	Assignment Prohibited.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing; [***].

10.	[***].
[***].

11.	Confidential Treatment.
Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 8 of the Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By:
Ms. Kathie S. Weibel

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 22 day of March 2010

LAN AIRLINES S.A.

By:
. Mr. Roberto Alvo

Its:	Sr. Vice President Strategic Planning & Corporate
Development

By:
. Mr. Alejandro de la Fuente

Its:	Chief Financial Officer

[***].

Cruise Fuel Mileage Performance Determination

Cruise performance data shall be obtained by using the Airplane Condition Monitoring System (ACMS). This data will be recorded during level flight cruise in steady state conditions.  The following data will be obtained during each such data recording:

Initial C.G.
Initial Takeoff Gross Weight
Zero Fuel Weight
Initial Fuel Quantity for each tank
dVG/dt
Time
Ground Speed
SAT
TAT
Mach
CAS
Altitude
Gross Weight
Primary Power Setting Parameter for each engine
Fuel Flow for each engine
EGT for each engine
Latitude
True Track
Air-conditioning mass flow – left and right
Electrical load for each engine
Fuel used for each engine
Fuel Quantity for each tank
Fuel Density
Fuel Temperature
Fuel Totals; calculated and totalizer
Control Surface Positions

[***].

[***]

(b)	The following definitions shall apply herein:

[***].

(c)
[***] substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original as it may have fluctuated had it not been revised or discontinued.  Appropriate revision of the formula shall be made to accomplish this result.  In the event escalation provisions are made nonenforceable or otherwise rendered null and void by any agency of the United States Government, [***].

NOTE:
Any rounding of a number, as required under this Attachment with respect to escalation of the AAL, shall be accomplished as follows:  If the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.

6-1162-KSW-6458

LAN Airlines S.A.
Av. Presidente Riesco 5711
Piso 19, Las Condes
SANTIAGO
CHILE

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 Aircraft (Aircraft).

[***].

[***].

12.	[***].

[***].

[***].

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***].

13.	[***].

[***].

13.1	Delivery Schedule for Covered Aircraft.

For the purposes of this Letter Agreement, it is anticipated that Boeing will deliver the Covered Aircraft to Customer in accordance with the following delivery schedule set forth in the following table.  If the fleet size and delivery schedule is significantly different, the Aircraft Commitment may be appropriately adjusted to reflect such changes.

Aircraft	[***]	Ownership	Aircraft Model
1	[***]	Leased	787-9
2	[***]	Leased	787-9
3	[***]	Leased	787-9
4	[***]	Leased	787-9
5	[***]	Direct Purchase	787-9
6	[***]	Leased	787-9
7	[***]	Direct Purchase	787-9
8	[***]	Direct Purchase	787-9
9	[***]	Direct Purchase	787-9
10	[***]	Leased	787-9

13.2	Performance Retention Term.

[***].

14.	[***].

3.3	Operation and Maintenance.

Customer shall operate and maintain the Covered Aircraft in accordance with Customer’s Chilean DGAC-approved operations and maintenance programs.  Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals and Customer's Maintenance Program and an Engine Management Program mutually defined and agreed to by the Engine Manufacturer and Customer.

3.4	Powerback.

[***].

15.	[***].

16.	[***].

.

17.	[***].

17.1	[***].

6.3	[***].

6.4	Weight.

Boeing may request that Customer weigh such Covered Aircraft, in which event Customer agrees to weigh such Covered Aircraft in conjunction with its normally scheduled maintenance and will report its findings to Boeing.

6.5	[***].

[***].

6.5	[***].

[***].

18.	[***].

18.1	[***].

18.2	[***].

19.	[***]

20.	Assignment Prohibited.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing; [***]

21.	[***].

11.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 8 of the Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this  22 day of  March 2010

LAN AIRLINES S.A.

By:
. Mr. Roberto Alvo

Its:	Sr. Vice President Strategic Planning & Corporate
Development

By:
. Mr. Alejandro de la Fuente

Its:	Chief Financial Officer

[***].

Cruise Fuel Mileage Performance Determination

Cruise performance data shall be obtained by using the Airplane Condition Monitoring System (ACMS). This data will be recorded during level flight cruise in steady state conditions.  The following data will be obtained during each such data recording:

Initial C.G.
Initial Takeoff Gross Weight
Zero Fuel Weight
Initial Fuel Quantity for each tank
dVG/dt
Time
Ground Speed
SAT
TAT
Mach
CAS
Altitude
Gross Weight
Primary Power Setting Parameter for each engine
Fuel Flow for each engine
EGT for each engine
Latitude
True Track
Air-conditioning mass flow – left and right
Electrical load for each engine
Fuel used for each engine
Fuel Quantity for each tank
Fuel Density
Fuel Temperature
Fuel Totals; calculated and totalizer
Control Surface Positions

[***].

In addition, Customer will maintain records of factors relating to fuel mileage deterioration.  These factors will include (a) engine history, cockpit instrumentation history and airframe history and condition of such Covered Aircraft, (b) pertinent Covered Aircraft maintenance and operational procedures used by Customer, (c) drag effects of any post delivery airframe and/or engine changes incorporated in such Covered Aircraft, (d) sudden shifts in engine EGT condition monitoring data, and (e) any other relevant factors.

[***]

[***]
substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original as it may have fluctuated had it not been revised or discontinued.  Appropriate revision of the formula shall be made to accomplish this result.  In the event escalation provisions are made nonenforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the price of any affected AAL to reflect an allowance for increases in the commercial jet fuel price.

NOTE:
Any rounding of a number, as required under this Attachment with respect to escalation of the AAL, shall be accomplished as follows:  If the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.

Supplemental Agreement No. 2 (“SA-2”)

to

Purchase Agreement No. 3256

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Relating to Boeing Model 787-916/787-816 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 8 day of July of 2010, (hereinafter called “Supplemental Agreement 2” or “SA-2”by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called “Boeing”), and LAN Airlines S.A., a Chilean corporation (hereinafter called “Customer”);

WITNESSETH:

WHEREAS, the parties entered into that certain Purchase Agreement No. 3256, dated as of October 29, 2007 relating to the purchase and sale of Boeing Model 787-916 and Model 787-816 aircraft (hereinafter referred to as "Aircraft") which agreement, including all tables, exhibits, supplemental exhibits and specifications thereto, together with all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement and as such purchase agreement may be amended or supplemented from time to time, is hereinafter called the "Purchase Agreement;"

WHEREAS, the parties have agreed to accelerate the delivery of two (2) Model 787-816 Aircraft to September 2011 and

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1.	Delivery of September 2011 Accelerated Aircraft

1.1.     Delivery of the two (2) 787-816 Aircraft are accelerated as shown in the chart below (hereinafter called “September 2011 Accelerated Aircraft”).

Serial Numbers	Original Delivery Month	Accelerated Delivery Month
38471	Sep 2015	September 2011
38466	Oct 2015	September 2011

2.	Engine Selection.

Customer has selected Rolls Royce Engines for its September 2011 Accelerated Aircraft.  Sections of the Purchase Agreement related to GENX engines no longer apply to the September 2011 Accelerated Aircraft.

3.	Table of Contents.

The “Table of Contents” to the Purchase Agreement is revised to reflect the changes made by this SA-2.  The revised Table of Contents is attached hereto.

4.	Articles.

4.1.   [***]:

“[***].”

5.      Tables.

The Aircraft Information Tables are revised a) to delete the September 2011 Accelerated Aircraft from Table 1-ROLLS 787-816 and b) to add Table 5 for the September 2011 Accelerated Aircraft.  The revised Table 1-ROLLS 787-816 and Table 5 are attached hereto and identified with the SA-2 legend.

6.	Exhibits and Supplemental Exhibits.

6.1           Exhibit A1, “Aircraft Configuration” relating to 2011 787-816 Aircraft provides the configuration for the September 2011 Accelerated Aircraft.  If Boeing defers the delivery of one or both of the September 2011 Accelerated Aircraft so that the new delivery date is June 2012 or later, the deferred aircraft will have the same configuration as Customer’s Aircraft delivering in May 2012.  Boeing and Customer continue to analyze what, if any, of Customer’s May 2012 configuration could be incorporated into the Aircraft delivering in 2011 during production.

6.2.          Subject to paragraph 6.1, BFE seats are not available for the September 2011 Accelerated Aircraft.  Supplemental Agreements “Buyer Equipment Variables” (BFE1) and “Buyer Equipment Variables for 2012-2013 Aircraft” (BFE2) do not apply to the September 2011 Accelerated Aircraft.  If Boeing defers the delivery of one or both of the September 2011 Accelerated Aircraft so that the new delivery date is June 2012 or later, “Buyer Equipment Variables for 2012-2013 Aircraft” (BFE2) will be revised to include such deferred September 2011 Accelerated Aircraft.

7.	Letter Agreements.

7.1.          For the Accelerated Aircraft and the September 2011 Accelerated Aircraft the Initial Provisioning Meeting called out in paragraph 2.2 of Letter Agreement 3256-01 entitled “Spare Parts Initial Provisioning” was held in March 2010.

7.2.          The September 2011 Accelerated Aircraft configuration is finalized at the time SA-2 is signed.  Therefore, except for paragraphs 1.2.4 and 1.2.5, Letter Agreement 3256-02, “Boeing Model 787 Open Configuration Matters” does not apply to the September 2011 Accelerated Aircraft.  Master changes may still be processed in accordance with Boeing standard processes.

7.3.          Letter Agreement 6-1162-ILK-0310R1 entitled “Special Matters” is revised to address the economic considerations for the September 2011 Accelerated Aircraft.  The revised Letter Agreement 6-1162-ILK-0310R2 is attached hereto.

7.4.          Letter Agreement 6-1162-ILK-0312 entitled “Promotional Support Agreement” is revised and the revised Letter Agreement 6-1162-ILK-0312R1 attached hereto.

7.5.          [***].

7.6.          [***].

7.7.          [***].

7.8.          For the Accelerated Aircraft and the September 2011 Accelerated Aircraft the Planning Conferences called out in Letter Agreement 6-1162-ILK-0323 entitled “Special Matters Customer Support Document”, paragraph 1 revising CS1 Part 1, Art. 2.1 and Part 3, item 2 were in March 2010.

7.9.          Letter Agreement 6-1162-ILK-0326 entitled “Special Matters Customer 787 Fleet” does not apply to the September 2011 Accelerated Aircraft.

7.10.        [***].

7.11.        [***].

7.12.        [***].

7.13.        Letter Agreement 6-1162-KSW-6473 entitled “Delivery Flexibility for September 2011 Accelerated Aircraft” is added to the Purchase Agreement and attached hereto.

8.	[***].

8.1.          [***].

8.2.          The parties recognize that if Boeing exercises its right to slide either or both September 2011 Accelerated Aircraft the advance payments owed will change.  Therefore no advance payment is required at the signing of SA-2.  On August 1, 2010 Customer will either pay the advance payment amount called out in paragraph 8.1 if the delivery months remains September 2011 or a revised advance payment amount based on the new delivery positions.

9.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Supplemental Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Supplemental Agreement 2 is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 10 of the Special Matters Letter Agreement 6-1162-ILK-0310R2, Customer will not disclose this Supplemental Agreement 2 for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		LAN AIRLINES S.A.

By:		By:
	Ms Kathie Weibel	Mr. Roberto Alvo

Its	Attorney-In-Fact	Its:	Sr. Vice President, Strategic Planning &
Corporate Development

By:
Mr. Alejandro de la Fuente

		Its:	Chief Financial Officer

Page		ARTICLES	SA NUMBER

	1.	Quantity, Model and Description	SA-1
	2.	Delivery Schedule	SA-1
	3.	Price	SA-1
	4.	Payment
	5.	Additional Terms	SA-1

TABLE
	1-ROLLS	787-916 Aircraft Information Table	SA-1
	1-GENX	787-916 Aircraft Information Table
10	1-ROLLS	787-816 Aircraft Information Table	SA-2
	1-GENX	787-816 Aircraft Information Table	SA-1
	Table 2	Aircraft Information Table for 2011 Aircraft	SA-1
	Table 3	Aircraft Information Table for 2012-2013 Aircraft	SA-1
	Table 4	Aircraft Information Table for Substitute Aircraft	SA-1
11	Table 5	Aircraft Information Table for September 2011 Accelerated Aircraft	SA-2

EXHIBIT
	A 787-916	Aircraft Configuration
	A 787-816	Aircraft Configuration	SA-1
3	A1 787-816	Aircraft Configuration for 2011 Aircraft	SA-1 & SA-2 Art. 6.1
	B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
	AE1	Escalation Adjustment/Airframe and Optional Features
	BFE1	Buyer Furnished Equipment Variables
3	BFE2	Buyer Furnished Equipment Variables for Accelerated Aircraft	SA-1 & SA-2 Art. 6.2

Page		SUPPLEMENTAL EXHIBITS, continued	SA Number

	CS1	Customer Support Document
Attachment A to the Customer Support Document
	EE1. ROLLS	Engine Escalation And Engine Warranty
	EE1. GENX	Engine Escalation And Engine Warranty
	SLP1.	Service Life Policy Components

LETTER AGREEMENTS
3	3256-01	787 Spare Parts Initial Provisioning	SA-1 & SA-2 (Art 7.1)
3	3256-02	Open Configuration Matters	SA-1& SA-2 (Art 7.2)
	3256-03	787 e-Enabling Letter Agreement
	3256-04	787 Spare Parts Commitment
12	6-1162-ILK-0310R2	Special Matters	SA-2
	6-1162-ILK-0310R2	[***]
	6-1162-ILK-0310R2	[***]
	6-1162-ILK-0310R2	[***]
	6-1162-ILK-0310R2	[***]
	6-1162-ILK-0311	787 AGTA Terms Revisions
	6-1162-ILK-0312	Promotional Support
24	6-1162-ILK-0312R1	Promotional Support	SA-2
	6-1162-ILK-0313	EULA Special Matters
3	6-1162-ILK-0314R1	Liquidated Damages	SA-1 & SA-2 (Art 7.5)
3	6-1162-ILK-0315	[***]	SA-1 & SA-2 (Art 7.6)
	6-1162-ILK-0316	Aircraft Model Substitution	SA-1 (Art 7.8)
	6-1162-ILK-0317	Option Aircraft
	6-1162-ILK-0317	Attachment 1 to Option Aircraft

Page		LETTER AGREEMENTS, continued	SA Number

	6-1162-ILK-0318	Alternate Engine Selection	SA-2 (Art 2)1
	6-1162-ILK-0319	[***]
3-4 & 28	6-1162-ILK-0319	[***]	SA-2 (Art 7.7)
	6-1162-ILK-0320	Delivery Flexibility
	6-1162-ILK-0321	Demonstration Flight Waiver
	6-1162-ILK-0322	AGTA Article 8.2 Insurance; Warranty Coverage; and Exhibit B Matters for Certain Boeing Model 787-9 Aircraft Leased from International Lease Finance Corporation by LAN Airlines S.A.
4	6-1162-ILK-0323	Special Matters Customer Support	SA-1 (Art 7.9); SA-2 (Art 7.8)
	6-1162-ILK-0324	Special Matters Warranty
	6-1162-ILK-0325	NOT USED in the Purchase Agreement
4	6-1162-ILK-0326	Special Matters Customer 787 Fleet	SA-1(Art 7.10) SA-2 (Art 7.9)
	6-1162-ILK-0326	Attachment 1, Relevant Dates for First Aircraft
	6-1162-ILK-0326	Attachment 2, Covered Aircraft
4	6-1162-ILK-0327	Performance Guarantees 787-916/-816	SA-2 (Art7.10)
	6-1162-ILK-0328	[***]	SA-1
	6-1162-ILK-0329	Extended Operations (ETOPS) Matters
	6-1162-ILK-0330	[***]
4	6-1162-ILK-0331	[***]	SA-2 (Art 7.11)
	6-1162-KSW-6446	Performance Guarantees 787-816 2011 Aircraft	SA-1
	6-1162-KSW-6447	[***]	SA-1
	6-1162-KSW-6453	[***]	SA-1
4 & 30	6-1162-KSW-6453R1	[***]	SA-2 incl. Art. 7.12
	6-1162-KSW-6458	[***]	SA-1
4 & 45	6-1162-KSW-6473	Delivery Flexibility for September 2011 Accelerated Aircraft	SA-2 incl. Art. 7.13

Table 1 Rev 2

787-816 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8		***		Detail Specification:	787B1-4102-B (7/9/2007)
Engine Model/Thrust:	TRENT1000-A		***		Airframe Price Base Year/Escalation Formula:		Jul-06	ECI-MFG/CPI
Airframe Price:		***			Engine Price Base Year/Escalation Formula:		Jul-06	787 ECI-MFG CPI Eng
Optional Features:				***
Sub-Total of Airframe and Features:		***			Airframe Escalation Data:
Engine Price (Per Aircraft):		***			Base Year Index (ECI):		180.3
Aircraft Basic Price (Excluding BFE/SPE):		***			Base Year Index (CPI):		195.4
Buyer Furnished Equipment (BFE) Estimate:				***	Engine Escalation Data:
Catalog Selected In Flight Entertainment (IFE) Estimate:				***	Base Year Index (ECI):		180.300
Refundable Deposit/Aircraft at Proposal Accept:				***	Base Year Index (CPI):		195.400

	Number				***	***
Delivery Date	of Aircraft	***	***	Manufacturer Serial Number	*** ***	*** ***	*** ***	*** ***	*** ***
Jun-2013	1	***	***	38461	***	***	***	***	***
Aug-2013	1	***	***	38468	***	***	***	***	***
May-2015	1	***	***	38481	***	***	***	***	***
Jun-2015	1	***	***	38483	***	***	***	***	***
Jul-2015	1	***	***	38469	***	***	***	***	***
Aug-2015	1	***	***	38470	***	***	***	***	***
Total:	6				***	***	***	***	***
							**

LAN PA 3256, SA-2	Page 11
45875-2f.TXT	Boeing Proprietary	7-2010

Table 5 for
September 2011 Accelerated Aircraft
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-8		***		Detail Specification:	D019E001LAN88P-38461/38468
Engine Model/Thrust:	TRENT 1000-A		***		Airframe Price Base Year/Escalation Formula:		Jul-06	Non-Standard
Airframe Price:		***			Engine Price Base Year/Escalation Formula:		Jul-06	787 ECI-MFG CPI Eng
Optional Features:				***
Sub-Total of Airframe and Features:		***			Airframe Escalation Data:
Engine Price (Per Aircraft):		***
Aircraft Basic Price (Excluding BFE/SPE):		***
Buyer Furnished Equipment (BFF) Estimate:				***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:				***	Base Year Index (ECI):		180.300
Thales IFE Fixed Price		***			Base Year Index (CPI):		195.400
Refundable Deposit/Aircraft at Proposal Accept:				***

		***	***		Escalation Estimate	***	***	***	***
Delivery	Number of	***	***	Manufacturer	Adv Payment Base	***	***	***	***
Date	Aircraft	***	***	Serial Number	Price Per A/P	***	***	***	***
Sep-2011	1	***	***	38471	***	***	***	***	***
Sep-2011	1	***	***	38466	***	***	***	***	***
Total:	1

***
***

LAN PA 3256, SA-2	Page 12	7-2010
LAN- 53510-1F.TXT	Boeing Proprietary	Page 1

6-1162-ILK-0310R2

LAN Airlines S.A.
Avenida Presidente Riesco 5711
Piso 19
Las Condes
Santiago, Chile

Subject:  Special Matters

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supercedes Letter Agreement 6-1162-ILK-0310R1 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

14.	Definitions.

1.6           “STE” when used specifically in relation to any credit memorandum contained in this letter agreement shall mean that the relevant credit memorandum shall be escalated to the month of delivery in the same manner as the Airframe Price pursuant to escalation factors developed as set forth in the Tailored Escalation Letter Agreement Number 6-1162-ILK-0319 in accordance with the escalation formula reflected in Supplemental Exhibit AE1 to the Purchase Agreement (AE1).

1.7            “Limitations on Use” when used in relation to any credit memorandum contained in this letter agreement shall mean that the applicable credit memorandum may be used for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued, but that the relevant credit memorandum shall be prohibited from use for satisfaction of any Advance Payment obligation. .

1.8           Accelerated Aircraft” are defined as ten (10) Boeing Model 787-8 Aircraft with accelerated delivery months of (1) April 2011 sn 38464, (1) June 2011 sn 38475, (1) May 2012 sn 38472, (1) June 2012 sn 38473, (1) August 2012 sn 38484, (1) 2nd Quarter 2013 sn 38476, (2) 3rd Quarter 2013 sn 38477 and sn 38478, and (2) 4th Quarter 2013 sn 38480 and sn 38479 which were originally scheduled to deliver in the months of (1) October 2013. (1) November 2013, (1) November 2015, (1) April 2016, (1) June 2016, (1) July 2016, (1) August 2016, (1) September 2016, (1) October 2016 and (1) November 2016. .

1.9           “2011 Aircraft” are defined as the Accelerated Aircraft delivering (1) April 2011 sn 38464 and (1) June 2011 sn 38475 .

1.10         “2012-2013 Aircraft” are defined as the Accelerated Aircraft delivering in (1) May 2012 sn 38472, (1) June 2012 sn 38473, (1) August 2012 sn 38484, (1) 2nd Quarter 2013 sn 38476, (2) 3rd Quarter 2013 sn 38477 and sn 38478, and (2) 4th Quarter 2013 sn 38479 and 38480.

1.11         “Substitute Aircraft” are defined as the Substitution Aircraft 787-816 aircraft delivering in (2) 2nd Quarter 2017 sn 38460 and sn 38462, (2) 3rd Quarter 2017 sn 38463 and sn 38465 which were originally 787-916 aircraft delivering in (1) June 2014, (1) August 2014, (1) September 2014 and (1) October 2014 as shown in Table 1-ROLLS 787-916.  The Substitute Aircraft may be substituted back to 787-916 aircraft.

1.12   “September 2011 Accelerated Aircraft” are defined as two (2) Aircraft delivering in September 2011, sn 34871 and 34866 respectively.

15.     787-9/-8 Credit Memoranda.

Subject to Customer’s adherence to the Limitations on Use, Boeing will provide the Customer a credit memorandum concurrently with the delivery of each 787-916 and each 787-816 Aircraft identified in Tables 1-5 to the Purchase Agreement, in description and in amount identified in the following Article 2 credit memoranda table:

Article 2 [***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

3.             [***].

[***].

4.            Economic Considerations for Certain Aircraft.

4.1.             [***].

4.1.1.              [***].

4.1.2.           [***].

4.2	[***].

4.2.1           [***].

4.2.2           [***].

5.	[***].

5.1.           [***].

6.	Economic Considerations for the Option Aircraft.

Subject to Customer’s adherence to the Limitations on Use, Boeing agrees that the Option Aircraft [***].

[***]:

(iii)	For 2017 delivery year option aircraft: Customer to provide Boeing with its notice of option exercise rights no later than July 1, 2014; and
(iv)	for 2018 delivery year option aircraft: Customer to provide Boeing with its notice of option exercise rights no later than July 1, 2015.

Notwithstanding Article 4.2 of the Option Aircraft Letter, [***].  A sample form of supplemental agreement (illustrative of the contractual documentation incident to implementation of the Customer’s exercise of its rights in respect of the purchase of Option Aircraft) that is acceptable to Boeing is attached as Appendix 1 to this Letter Agreement.  Appendix 1 reflects a Customer exercise of its rights in respect of two (2) Option Aircraft; however, the parties agree that Customer may exercise its rights in respect of a minimum of one (1) Option Aircraft so long as such Customer exercise occurs no later than the applicable Option Exercise Date.

7.	Economic Considerations for the Substitution Aircraft.

In the event of substitution of an Aircraft by the Customer pursuant to the Aircraft Model Substitution Letter Agreement to the Purchase Agreement, Boeing agrees to provide Customer with [***].  A sample form of supplemental agreement (illustrative of the contractual documentation incident to implementation of the Customer’s exercise of its substitution rights in respect of one (1) Boeing Model 787-916 Aircraft to replace the purchase of one (1) Boeing Model 787-816 Aircraft) that is acceptable to Boeing is attached as Appendix 2 to this Letter Agreement.

8.	Correction Time Objectives.

In the event that Boeing is able to make improvements to Correction Time Objectives as defined in Article 8.3.1 of Exhibit C to the AGTA, Product Assurance Document, then Boeing will revise the referenced Article to reflect the revision, e.g., to reflect subsequent schedule improvement to the extent realized.

9.	Fuel Provided by Boeing.

Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft as follows:
Aircraft Model	Fuel Provided
Boeing Model 787 Aircraft, including all minor models	3,000

10.	Assignment.

Any assignment by Customer of any benefits, entitlements, or services described in this Letter Agreement requires Boeing's prior written consent.  Further, Customer will not reveal to any third party the amount of the credit memoranda provided to Customer by Boeing without Boeing’s prior written consent and subject to such circumstances as Boeing may reasonably require.

Boeing will not unreasonably withhold consent to Customer’s request to assign, as security, rights in the Purchase Agreement if done for purposes of obtaining financing or for such other purpose consistent with fulfilling its obligations under the Purchase Agreement.  Boeing’s consent will be conditioned on all parties accepting Boeing’s customary conditions for consenting to an assignment, including, but not limited to, the following: assignor and assignee indemnification of Boeing for any actions taken by an assignee under any assignment agreement; Boeing’s right to exercise the manufacturer’s option to assume Customer’s rights under the Purchase Agreement in the event of a default under an assignment agreement; and confidentiality.  A Party that is

i.       bound by a customary confidentiality agreement;

ii.      neither an airplane manufacturer nor an airline;  and

iii.     responding to a Customer request for proposals to provide financing of Aircraft pursuant to the Purchase Agreement, including pre-delivery payment financing shall be deemed a “Financing Party”.

Without Boeing’s consent, Customer may represent to any Financing Party that Boeing will provide to that Financing Party, concurrently with the delivery of each of the Aircraft to that Financing Party, [***] each Aircraft escalated to the month of delivery in the same manner as the Airframe Price as described in Supplemental Exhibit AE-1.  Insofar as such Financing Party is concerned, this Financier Credit Memorandum shall be in lieu of any other provision in this Letter Agreement. When the Customer identifies a Financing Party and the preliminary terms of an assignment under which pre-delivery payment financing (PDP) or aircraft purchase financing could be provided, at Customer’s request, Boeing agrees to enter into discussions with the Customer to consider whether an additional credit memorandum can be assigned, with the goal of helping Customer obtain third-party financing.

Boeing will consent to any reasonable request by Customer to assign the Purchase Agreement to an affiliate provided that Boeing is provided with an adequate  guarantee of performance of all obligations under this Purchase Agreement and in a form reasonably satisfactory to Boeing.

Customer understands that Boeing is not required under any circumstances to consent to an assignment that would constitute a novation.

The foregoing provisions are intended to supplement, and not to supersede, the assignment provisions of the AGTA, which address delivery date and post-delivery assignments, merger-type assignments, and other matters.

11.           MTOW and Other Configuration Matters.

Boeing recognizes that Customer requires early notification of Development Changes, incorporated into the Detail Specification, and Manufacturer Changes applicable to the Aircraft so Customer can evaluate, in a timely manner, the effect of such changes on maintenance and operation of the Aircraft.  Boeing will provide to Customer notification of such Developmental Changes and Manufacturer Changes affecting Customer's airplanes through Boeing's standard notification process.

[***]

12.	Acknowledgement of Financing Support.

Boeing acknowledges that financing assistance has been requested by Customer and discussions have been held between Customer and Boeing Capital Corporation.

13.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 10 of this Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By:
Ms.Kathie S. Weibel

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 8 day of July of 2010

LAN AIRLINES S.A.

By:
Mr. Roberto Alvo

Its:	Sr. Vice President Strategic Planning
& Corporate Development

By:
Mr. Alejandro de la Fuente

Its:	Chief Financial Officer

Airframe Model/MTOW:	787-8	***	Detail Specification:	787B1-4102-B (7/9/2007)
Engine Model/Thrust:	TRENT1000-A	***	Airframe Price Base Year/Escalation Formula:	Jul-06	ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	Jul-06	787 ECI-MFG CPI Eng
Optional Features:		***	Airframe Escalation Data:
Sub-Total of Airframe and Features:		***	Base Year Index (ECI):		180.3
Engine Price (Per Aircraft):		***	Base Year Index (CPI):		195.4
Aircraft Basic Price (Excluding BFE/SPE):		***	Engine Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:		***	Base Year Index (ECI):		180.300
Catalog Selected In Flight Entertainment (IFE) Estimate:		***	Base Year Index (CPI):		195.400

Non-Refundable Deposit/Aircraft at Def Agreemt:		***

	Number	***	***		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
	of	***	***	Option Exercise	Adv Payment Base	***	***	***	***
Delivery Date	Aircraft	***	***	Notice Date	Price Per A/P	***	***	***	***
1st Qtr 2017	2	***	***	***	***	***	***	***	***
2nd Qtr 2017	2	***	***	***	***	***	***	***	***
3rd Qtr 2017	2	***	***	***	***	***	***	***	***
4th Qtr 2017	2	***	***	***	***	***	***	***	***
1st Qtr 2018	2	***	***	***	***	***	***	***	***
2nd Qtr 2018	2	***	***	***	***	***	***	***	***
3rd Qtr 2018	1	***	***	***	***	***	***	***	***
4th Qtr 2018	2	***	***	***	***	***	***	***	***
Total	15

Airframe Model/MTOW:	787-8	***	Detail Specification:	787B1-4102-B (7/9/2007)
Engine Model/Thrust:	GENX-1B64	***	Airframe Price Base Year/Escalation Formula:	Jul-06	ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	Jul-06	787 ECI-MFG CPI Eng
Optional Features:		***	Airframe Escalation Data:
Sub-Total of Airframe and Features:		***	Base Year Index (ECI):		180.3
Engine Price (Per Aircraft):		***	Base Year Index (CPI):		195.4
Aircraft Basic Price (Excluding BFE/SPE):		***	Engine Escalation Data:
Buyer Furnished Equipment (BFE) Estimate:		***	Base Year Index (ECI):		180.300
Catalog Selected In Flight Entertainment (IFE) Estimate:		***	Base Year Index (CPI):		195.400

Non-Refundable Deposit/Aircraft at Def Agreemt:		***

	Number	***	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
	of	***	Factor	Option Exercise	Adv Payment Base	***	***	***	***
Delivery Date	Aircraft	***	(Engine)	Notice Date	Price Per A/P	***	***	***	***
1st Qtr 2017	2	***	1.3514	7/1/2014	***	***	***	***	***
2nd Qtr 2017	2	***	1.3618	7/1/2014	***	***	***	***	***
3rd Qtr 2017	2	***	1.3724	7/1/2014	***	***	***	***	***
4th Qtr 2017	2	***	1.3821	7/1/2014	***	***	***	***	***
1st Qtr 2018	2	***	1.3918	7/1/2015	***	***	***	***	***
2nd Qtr 2018	2	***	1.4013	7/1/2015	***	***	***	***	***
3rd Qtr 2018	1	***	1.411	7/1/2015	***	***	***	***	***
4th Qtr 2018	2	***	1.4208	7/1/2015	***	***	***	***	***
Total	15

[***]

Article 5 Credit Memoranda	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

6-1162-ILK-0312R1

LAN Airlines S.A.
Avenida Presidente Riesco 5711
Piso 19
Las Condes
Santiago, Chile

Subject:  Promotional Support Agreement

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft).

This letter agreement (Letter Agreement) cancels and supercedes Letter Agreement 6-1162-ILK-0312 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Recitals.

Boeing and Customer wish to enter into an agreement pursuant to which Boeing and Customer will each contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.	Definitions.

1.1           “Covered Aircraft” shall mean those Aircraft with serial numbers: 38459-38484.

1.2           “Promotional Support” shall mean marketing and promotion programs in support of the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, video tape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.3           “Commitment Limit” shall have the meaning set forth in Article 2, below.

1.4           “Performance Period” shall mean the period two (2) years before delivery of the first Covered Aircraft and ending one (1) year after delivery after the last Covered Aircraft.

1.5           “Qualifying Third Party Fees” shall mean fees paid by Customer during the Performance Period to third party providers for Promotional Support provided to Customer during the Performance Period.

2.	Promotional Support Agreement Commitment.

As more particularly set forth in this Letter Agreement Boeing agrees to provide Promotional Support to Customer [***] (Promotional Support Commitment Limit).

3.	Promotional Support Agreement Methods of Performance.

Subject to the Promotional Support Commitment Limit, Customer may elect to receive the Promotional Support in either or any combination of the following ways:

3.1           At Customer’s request and with respect to a mutually agreed project Boeing will provide Promotional Support during the Performance Period directly to Customer in value equivalent to Qualifying Third Party Fees.

3.2           [***].

4.	Commencement Date.

Boeing's obligation to provide Promotional Support will commence when the purchase of the Covered Aircraft becomes firm (not subject to cancellation by either party).

5.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

6.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 10 of the Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By:
Ms. Kathie S. Weibel

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 8 day of July of 2010

LAN AIRLINES S.A.

By:
Mr. Roberto Alvo

Its:	Senior Vice President Strategic Planning
& Corporate Development

By:
Mr. Alejandro de la Fuente

Its:	Chief Financial Officer

Table A
[***]

Column 1 Aircraft	Column 2 Delivery Date	Column 3 Batch per Art. 3.1.1 & 3.1.2 (Delivery Parameters per Forecast)	[***]	[***]	[***]	[***]
1.	[***]	[***]	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]	[***]	[***]
9.	[***]	[***]	[***]	[***]	[***]	[***]
10.	[***]	[***]	[***]	[***]	[***]	[***]
11.	[***]	[***]	[***]	[***]	[***]	[***]
12.	[***]	[***]	[***]	[***]	[***]	[***]
13.	[***]	[***]	[***]	[***]	[***]	[***]
14.	[***]	[***]	[***]	[***]	[***]	[***]
15.	[***]	[***]	[***]	[***]	[***]	[***]
16.	[***]	[***]	[***]	[***]	[***]	[***]
Table A
July 2006 Base Year

Column 1 Aircraft	[***]	[***]	[***]	[***]	[***]	[***]
17.	[***]	[***]	[***]	[***]	[***]	[***]
18.	[***]	[***]	[***]	[***]	[***]	[***]
19.	[***]	[***]	[***]	[***]	[***]	[***]
20.	[***]	[***]	[***]	[***]	[***]	[***]
21.	[***]	[***]	[***]	[***]	[***]	[***]
22.	[***]	[***]	[***]	[***]	[***]	[***]
23.	[***]	[***]	[***]	[***]	[***]	[***]
24.	[***]	[***]	[***]	[***]	[***]	[***]
25.	[***]	[***]	[***]	[***]	[***]	[***]
26.	[***]	[***]	[***]	[***]	[***]	[***]

[***].

[***].

6-1162-KSW-6453R1

LAN Airlines S.A.
Av. Presidente Riesco 5711
Piso 19, Las Condes
SANTIAGO
CHILE

Subject:	[***]

Reference:	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 Aircraft (Aircraft).

This Letter Agreement (Letter Agreement) cancels and supersedes Letter Agreement 6-1162-KSW-6453 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[***].

22.	Aircraft Commitment.

For the purposes of this Letter Agreement, the Covered Aircraft (Covered Aircraft) shall be defined as a fleet of not less than Twenty Two (22) new Boeing Model 787-816 aircraft equipped with TRENT1000-A engines delivered by Boeing to Customer whether under direct purchase or leased.

[***].

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***].

23.	[***].

This Letter Agreement shall be applicable to the Covered Aircraft, including the engines installed on the Covered Aircraft, whether purchased from Boeing as installed engines or purchased directly from the engine manufacturer (Engine Manufacturer) as new spare engines [***].

23.1	Delivery Schedule for Covered Aircraft.

For the purposes of this Letter Agreement, it is anticipated that Boeing will deliver the Covered Aircraft to Customer in accordance with the following delivery schedule set forth in the following table.  [***].

Aircraft	Delivery Date	Ownership	Aircraft Model
1	[***]	Direct Purchase	787-8
2	[***]	Direct Purchase	787-8
3	[***]	Direct Purchase	787-8
4	[***]	Direct Purchase	787-8
5	[***]	Direct Purchase	787-8
6	[***]	Direct Purchase	787-8
7	[***]	Direct Purchase	787-8
8	[***]	Direct Purchase	787-8
9	[***]	Direct Purchase	787-8
10	[***]	Direct Purchase	787-8
11	[***]	Direct Purchase	787-8
12	[***]	Direct Purchase	787-8
13	[***]	Direct Purchase	787-8
14	[***]	Direct Purchase	787-8
15	[***]	Direct Purchase	787-8
16	[***]	Direct Purchase	787-8
17	[***]	Direct Purchase	787-8
18	[***]	Direct Purchase	787-8
19	[***]	Direct Purchase	787-8
20	[***]	Direct Purchase	787-8
21	[***]	Direct Purchase	787-8
22	[***]	Direct Purchase	787-8

23.2	[***].

[***].

24.	[***].

3.5	Operation and Maintenance.

Customer shall operate and maintain the Covered Aircraft in accordance with the applicable aviation authority’s approved operations and maintenance programs.  Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals and Customer's Maintenance Program and an Engine Management Program mutually defined and agreed to by the Engine Manufacturer and Customer.

3.6	Powerback.

It is specifically agreed that reverse thrust will not be used for normal ground maneuvering (Powerback) of the Covered Aircraft.

3.4	Flight Cycle Utilization and Derate.

[***].

25.	[***].

[***].

26.	[***].

27.	[***].

[***]

27.1	[***].

6.4	[***].

6.5	Weight.

Boeing may request that Customer weigh such Covered Aircraft, in which event Customer agrees to weigh such Covered Aircraft in conjunction with its normally scheduled maintenance and will report its findings to Boeing.

6.6	[***].

[***].

6.5	[***].

28.	[***].

28.1	[***].

28.2	[***].

7.3	[***].

7.4.	[***].

7.5	[***].

29.	[***]

30.	Assignment Prohibited.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing; provided, however that Boeing [***].

31.	[***].

32.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 10 of the Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By:
Ms. Kathie S. Weibel

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

ACCEPTED AND AGREED TO this 8 day of July 2010

LAN AIRLINES S.A.

By:
. Mr. Roberto Alvo

Its:	Sr. Vice President Strategic Planning & Corporate
Development

By:
. Mr. Alejandro de la Fuente

Its:	Chief Financial Officer

[***]

Cruise Fuel Mileage Performance Determination

Cruise performance data shall be obtained by using the Airplane Condition Monitoring System (ACMS). This data will be recorded during level flight cruise in steady state conditions.  The following data will be obtained during each such data recording:

Initial C.G.
Initial Takeoff Gross Weight
Zero Fuel Weight
Initial Fuel Quantity for each tank
dVG/dt
Time
Ground Speed
SAT
TAT
Mach
CAS
Altitude
Gross Weight
Primary Power Setting Parameter for each engine
Fuel Flow for each engine
EGT for each engine
Latitude
True Track

Air-conditioning mass flow – left and right
Electrical load for each engine
Fuel used for each engine
Fuel Quantity for each tank
Fuel Density
Fuel Temperature
Fuel Totals; calculated and totalizer
Control Surface Positions

[***].

[***]

(iii)
If the U.S. Department of Labor substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously released data) [***], such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original as it may have fluctuated had it not been revised or discontinued.  Appropriate revision of the formula shall be made to accomplish this result.  In the event escalation provisions are made nonenforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may [***].

NOTE:
Any rounding of a number, as required under this Attachment with respect to escalation of the [***], shall be accomplished as follows:  If the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.

6-1162-KSW-6473

LAN Airlines S.A.
Avenida Presidente Riesco 5711
Piso 19
Las Condes
Santiago, Chile

Subject:  Delivery Flexibility for September 2011 Accelerated Aircraft–

References:	1)	Purchase Agreement No. 3256 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Boeing Model 787-916/-816 aircraft (Aircraft); and

2)	Aircraft General Terms Agreement dated as of the 9th of May of 1997 between the parties, identified as AGTA-LAN (AGTA).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

7.	[***]

[***].

8.	Advance Payment Base Price for Deferred Aircraft.

The Advance Payment Base Price for the deferred Aircraft will be adjusted to the escalation factor for the new delivery month.

9.	[***].

[***].

10.	Supplemental Agreement.

Following Boeing’s notice of deferral, the parties will sign a supplemental agreement within 30 calendar days incorporating the changes related to the deferral.  The supplemental agreement will be in the same form as the Purchase Agreement (as currently amended) subject only to the changes which are necessary to reflect the deferral.

11.	Confidential Treatment

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein.  In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent.  In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible.  In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article.  Except as provided in the assignment provisions of Article 8 of the Special Matters Letter Agreement, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

By
Ms. Kathie S. Weibel

Its	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance and approval.

3

ACCEPTED AND AGREED TO this 8 day of July 2010

LAN AIRLINES S.A.

By:
Mr. Roberto Alvo

Its:	Sr Vice President Strategic

Planning & Corporate Development

By:
Mr. Alejandro de la Fuente.

Its:	Chief Financial Officer

4